UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-22335)

Evermore Funds Trust
 (Exact name of registrant as specified in charter)

89 Summit Avenue
Summit, New Jersey 07901
 (Address of principal executive offices) (Zip code)

Eric LeGoff
89 Summit Ave, 3rd Floor
Summit, New Jersey 07901
 (Name and address of agent for service)

(866) 383-7667
Registrant's telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period:  January 1, 2018 through December 31, 2018

Item 1. Reports to Stockholders.

Annual Report
December 31, 2018

Evermore
Global
Value
Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Evermore Global Value Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website: www.EVERMOREGLOBAL.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Evermore Global Value Fund electronically at any time by contacting your financial intermediary (such as a broker dealer or bank) or, if your account is held directly with Evermore Global Value Fund, by calling the Fund at 866-EVERMORE (866-383-7667).

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, please contact your financial intermediary to continue receiving paper copies of your shareholder reports. If you invest directly with Evermore Global Value Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling the Evermore Global Value Fund at 866-EVERMORE (866-383-7667). Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary. You must provide separate instructions to each of your financial intermediaries.

Table of Contents

Shareholder Letter & Management Discussion
of Fund Performance (Unaudited)	1

Performance Information (Unaudited)	21

Sector Allocation (Unaudited)	22

Expense Example (Unaudited)	24

Schedule of Investments	25

Statement of Assets and Liabilities	32

Statement of Operations	33

Statements of Changes in Net Assets	34

Financial Highlights	36

Notes to Financial Statements	40

Report of Independent Registered Public Accounting Firm	61

Approval of Investment Advisory Agreement (Unaudited)	62

Trustees and Executive Officers (Unaudited)	64

Additional Information (Unaudited)	68

Privacy Notice (Unaudited)	70

Evermore Global Value Fund

Elements of Our Investment Approach

At Evermore Global Advisors, we seek to leverage our deep operating and investing experience, and extensive global relationships to identify and invest in special situations – companies around the world that have compelling valuations and are undergoing strategic changes which we believe will unlock value.

Seeking to Generate Value . . .

•
Catalyst-Driven Investing.  We do more than pick undervalued stocks and hope for their prices to rise.  We invest in companies where we’ve determined a series of catalysts exist to unlock value.  The catalysts we look for are not broadly recognized, but they are likely to have a significant impact on a stock’s performance over time.  Catalysts may include management changes, shareholder activism, and operational and financial restructurings (e.g., cost-cutting, asset sales, breakups, spinoffs, mergers, acquisitions, liquidations, share buybacks, recapitalizations, etc.).

Supporting Our Active Value Orientation . . .

•
Original Fact-Based Research.  We do not rely on brokerage reports to research companies.  We conduct our own, original fact-based research to validate management’s stated objectives and identify catalysts to unlock value.  We also perform detailed business segment analysis on each company we research.

•
Business Operating Experience.  Our senior team has hands-on business operating experience; including starting and managing businesses, sitting on company boards, and assisting management of multi-national corporations restructure their businesses.  We rely on this experience to better evaluate investment opportunities.

•
A Global Network of Strategic Relationships.  Over the past 25+ years, members of our investment team have developed extensive global networks of strategic relationships, including individuals and families that control businesses, corporate board members, corporate management, regional brokerage firms, press contacts, etc.  We leverage these relationships to help generate ideas and better evaluate investment opportunities.

•
We Invest Like Owners.  When we are interested in an investment opportunity, we get to know the management team of the company, study the company’s business model, evaluate the competitive and regulatory environment, and test and crosscheck everything the management team tells us against our own experience.  We ask ourselves if we would want to own the entire company.  If the answer is No, we will not invest in the company.

Evermore Global Value Fund

•
Not Activists, Often Collaborators.  We almost always take the approach of collaborative engagement with management, rather than taking an aggressive activist stance.  On limited occasions, when we are not satisfied with the efforts of company leadership, we may work with other shareholders to help facilitate change.

Executing Our Approach . . .

•
Concentration Maintains Focus.  Focused and disciplined investing means knowing our businesses intimately and staying patient as the process of value creation unfolds.  We maintain focus by typically investing  in 30 to 40 names with a high percentage of investments in our top 10 holdings.

•
Investing Across the Capital Structure.  We evaluate all parts of a company’s capital structure to determine where the best risk-adjusted return potential exists.  At times, we may invest in multiple parts of a company’s capital structure (e.g., investing in both a company’s debt and equity).

•
Targeting Complex Investment Opportunities.  We often research family controlled holding companies or conglomerates that are often under-researched and/or misunderstood, which can create gaps between price and value.

•
Merger Arbitrage and Distressed Companies.  We may take advantage of announced merger and acquisition deals where an attractive spread (difference) exists between the market price and the announced deal price for the target company.  We also look for opportunities in distressed companies that have filed or may file for bankruptcy, or are involved in reorganizations or financial restructurings.

•	Tactically Managing Cash Levels. We are not afraid to hold significant cash positions when it makes sense for the Fund.

Evermore Global Value Fund
A Letter from the Portfolio Manager

“Success is not built on success. It’s built on failure. It’s built on frustration. Sometimes it’s built on Catastrophe.” – Sumner Redstone, Former Executive Chairman of Viacom and CBS

David Marcus
Portfolio Manager

Dear Shareholder,

For the year ending December 31, 2018, the Evermore Global Value Fund, Institutional Class shares, were down 20.92%.  Of this total, 19.76% of the decline occurred during the fourth quarter.

2018 was looking like a mediocre year with performance generally running between up or down 3% through most of the year through the end of the third quarter. Then, as the markets sold off on a variety of fears globally, we experienced the significant drawdown in the fourth quarter.

The list of investor concerns that appears to be driving the markets is long:

– Global Economic Slowdown	– Brexit/U.K. Govt. Stability
– China Slowdown	– Trade War/Tariffs
– U.S. Real Estate Cycle	– Emerging Markets Imploding
– Italy Crisis	– Trump Tweets
– Interest Rates	– Oil Price Volatility

Some of these concerns will have a real impact on markets and valuations, but history repeatedly has shown that most are just passing issues that may eventually create more opportunity. We are strong believers in buying crisis and selectively doing so has served us well over many years. There are lots of people out there now calling for some sort of looming recession. Are they on to something? Are they chicken littles, fearing the sky is falling? Time will tell. We try to avoid the noise and the incessant end of the world conversations. A multi-year view gives us the ability to focus on only the types of situations with real corporate change that attract us and not be driven by a very short-term view.

One of the most concerning areas is the issue of the China slowdown. Investors question how deep it might be and how it could impact markets and perceptions globally. It is possible that a China slowdown could result in a global slowdown, interest rate changes, currency moves, etc.  Like the U.S., we believe that what happens in China can now be very impactful to the world economy.

Ultimately, our priority is always on the value we are getting for the price we are paying. When the discount is wide enough, we are interested. We want to understand what could happen to close or widen this valuation gap.  This is why we focus on value with catalysts rather than just value on its own.

Europe has been a perennial under-performer over the last few years despite the valuation discounts vs. the U.S. and other markets.  Thus, while it is certainly not the only place we look to find potential investments, we believe it offers the most fertile ground today to find compelling special situations. In the chart below, it is notable that European markets generally traded in line with the U.S. markets from 2000 until 2011. Then they began to significantly diverge when U.S. markets accelerated, and Europe had a number of false starts. This was in spite of the Quantitative Easing program conducted by the European Central Bank (“ECB”) throughout this period. Although a large percentage of the Fund’s net assets are invested in European companies, please note that there is a distinction between “buying Europe” and buying companies that are based in Europe.  Most are global players with businesses around the world.  While Europe has underperformed as a group, special situations including break-ups, spin-offs, restructurings and others, have caused certain companies to do  extremely well, yet many remain undervalued.  And, when investors careen towards sheer panic and just want out, as they did in the fourth quarter of 2018, asset values become meaningless.  The downward spiral in stock prices was exacerbated by the fact that investors submitted their redemption notices in funds of all types that needed to sell portfolio positions to accommodate these cash calls.

The gap between performance of Europe and the U.S. has been
substantial since the financial crisis but really exploded after 2011

Source: Bloomberg
SPX Index – The S&P 500 Index is a market-capitalization weighted index of the 500 largest U.S. publicly traded companies
SXXP Index – The STOXX Europe 600 is a stock index of European stocks and is available in several currency and variant combinations
MSPE Index – The MSCI Pan-Euro Index is a subset of the broader MSCI Europe Index. The index comprises large and liquid securities  with the goal of capturing 90% of the capitalization of the broader benchmark.

The valuation gap tells an even more compelling story over the same period, and for Europe, we are back to 2013/2014 valuation levels:

Source: Bloomberg
MSCI Europe Value – MSCI Daily Total Return Net Value Europe USD index
MSCI US Value – The MSCI USA Value Net Total Return Index is a free-float weighted equity index

While the last few months have really taken down valuations globally, companies in Europe have just been crushed, which has widened the valuation gap further.  As depicted in the chart below, European investments have represented a major portion of the Fund’s net assets since inception.

Source: Morningstar Direct

The volatility over the last few months has been dramatic for the Fund, painful at times, but also positive for the opportunities it presented.  Although it is a disappointment for us to report negative returns, we embrace the extreme uncertainty in the markets.  We use any period of extreme moves in one of our portfolio holdings to revisit and review our perspectives on the business.  We take this time to revisit our thesis, valuation, timing, quality of catalysts, and, to do a fresh sanity check.  We have added to many of our positions at lower and lower prices.  We do not look at the last three months as anything more than an opportunity to take advantage of the gift of more attractive valuations. And, as if they needed more of a wakeup call, there is now even more pressure on many companies to quicken the pace of transformation to unlock value. This will likely be a precursor to an increase in announcements of strategic change globally.  We are already seeing this in several of the Fund’s holdings where management has accelerated some key strategic initiatives.

If history has proved one thing over and over, it’s that the best time to buy is when it seems as though everyone is selling.  We believe that this is an excellent time to be investing in the markets where we traffic. However, it is vitally important to remember that restructurings and corporate strategic changes take time, something, as long-term investors, we have plenty of.

The pain for our Fund during the year and especially in the fourth quarter was felt across many of our holdings as investors were taking multiples off the prices of these stocks. However, there were some incredible bright spots along the way. We’ll cover both ends of the spectrum in this letter.

Portfolio Highlights

As of December 31, 2018, the Fund had 44 issuer positions and $507.5 million in net assets, much of which continued to be invested in European special situations (see Region and Country Exposure charts below).

Region Exposure

Country Exposure

Before discussing specific investment highlights from each region, I’ll cover two specific sectors, Fish Farming and Maritime, in which the Fund has made significant investments.

Sector Investment Highlights:  Fish Farming

There is just not enough wild catch salmon (and various other fish) to feed the growing demand globally.  Salmon farming has been an area of focus for us over the last few years and we have spent a lot of time in Norway and Chile especially. Norway is the center of the universe for fish farming and we have gotten to know the key players there in the industry while making several salmon farming investments that turned out to be extremely profitable. This past year we were able to invest in the new listing of Salmones Camanchaca, and participated in a capital increase at Atlantic Sapphire.  These two holdings will be discussed in the Management’s Discussion of Fund Performance section of this annual report.

Sector Investment Highlights:  Maritime

“When the market goes to hell, it’s more of an opportunity than a problem”
– John Fredriksen, Norwegian oil tanker and shipping magnate

When investors exit industries, we get interested.  This is what happened in a variety of maritime related situations over the last few years.  The performance this year, however, was decidedly disappointing with gains only in Frontline and Star Bulk Carriers and declines in the rest of our maritime positions.  The lion’s share of these declines materialized in the fourth quarter.

Dry bulk, containerships, tankers, product tankers, offshore services and vehicles have become a fertile ground for us over the last few years.  As we have pointed out previously, we had always avoided these types of cyclical/commodity related businesses.  We only decided to dip our capital into the water when the sector began imploding.  It sort of “smelled” like low tide.  We view this area as an asset play that is evolving into a cash flow and earnings story.  Over time, we have become more knowledgeable and engaged in the sector and have been able to “price” certain recap situations where new equity was being issued to refinance company balance sheets.  We have also been able to invest in certain situations where public companies were using the new capital in addition to proceeds from the sale of older assets, to refresh their fleets.  For example, Genco Shipping & Trading is one such case.  This stock was down substantially before we became a shareholder and has continued to decline.  Yet, the company has aggressive management and is well underway with implementing tight cost controls, a shift to a younger, more modern fleet, and solidifying its balance sheet.  In the case of Scorpio Tankers, a stretched balance sheet provided us with an opportunity to initiate a position after the stock sold off precipitously in 2018.  Today, the stock is trading at a price we believe represents a substantial discount to the company’s high-quality asset value.

One of the reasons we own a good number of maritime positions is that their market caps are relatively small.  We invested across a variety of companies with different characteristics to take advantage of the highly compelling discounted valuations in this sector.  There are significant changes underway that should have a positive impact on the sector.  For example, regulatory changes like International Maritime Organization (“IMO”) 2020 regulations will force most ships to retrofit with Sulphur scrubbers to address the new fuel emissions guidelines.  Many companies in the group have announced they will invest the capital necessary to address these changes.  We expect many older ships to be scrapped during 2019 (after record breaking levels in 2018), which should radically reduce the number of ships available globally, especially given the low number of new ship build orders that have been placed sector-wide.

We further believe that the consolidation in the sector will accelerate in the short to medium term.  Already, Songa Bulk, which we owned before the merger, and Star Bulk, have merged to create one of the largest players in the dry bulk space.  We expect that this is just the beginning of more such deals.

European Investment Highlights

“I learnt not to be desperate in bad times and am
learning not to be bullish when times are good.”
– John Elkann, Chairman and CEO of Exor

“I am not here to make cars, I am here to make money.”
– Sergio Marchionne, Former CEO of Fiat Chrysler Automobiles

Fiat Chrysler (FCA IM).  We view this investment as an enhancement to our investment in Exor NV, the Agnelli Family’s holding company that is controlled by John Elkann.  We wanted to increase our exposure to this group in a place where we saw the most opportunity among its holdings. The stock is incredibly cheap for a few reasons.  First, shares came under pressure after a skeptical response to the 2022 targets the company issued during this past summer’s Capital Markets Day.  Second, concerns abound related to tariffs on automobiles and their inputs, as well as anti-U.S. rhetoric in China impacting FCA’s fledgling base of sales in the country (despite being owned by FCA, the Jeep brand conjures the spirit of American individualism).  And lastly, the death of the company’s dynamic leader, Sergio Marchionne caught the market off guard.  Mr. Marchionne was a true value creator whose record was excellent; many have argued that there was no replacing him.  We believe his lieutenant, Mike Manley, has been well groomed and has been given a tremendous opportunity to make a name for himself.

The company is not immune to global trade spats and a weakened global automotive market.  However, we see the company outperforming the market (for instance, FCA’s U.S. sales grew 14% year over year in December, driven by strong performance at Jeep and Ram) and believe future choppiness is more than baked into the shares.  The bottom line is the stock trades for between 2 and 3 times the company’s targeted earnings in 2022, and we believe that the company’s balance sheet is set to significantly improve in the years ahead. We see significant parallels with the company’s 2014 Capital Markets Day where analysts and investors maintained severe doubts over the company’s 2018 targets, only up to the point where it was impossible to ignore the fact that they’d hit them all.

But, we are frankly not certain the company will be independent by the time 2022 comes around.  FCA recently announced the sale of its auto parts manufacturer, Magneti Marelli, to KKR (another Fund holding), and in thinking about this decision, we ultimately believe that the company may very well be slimming down in preparation for an industry-changing merger or sale.

Magseis Fairfield (MSEIS NO).  Evermore participated in Norway-based Magseis’ recent capital raise to fund its acquisition of the Seismic Technologies business from within Houston-based Fairfield Geotechnologies to create what is now known as Magseis Fairfield.  With a pro-forma market capitalization of approximately $325 million at year-end, we believe the company is in a clear leadership position within the Ocean Bottom Seismic (OBS) surveying industry.  Specifically, the company manufactures and sells nodes (and their associated automated delivery systems) designed to sit at the ocean floor during collection of seismic data, rather than the conventional streamer method of being dragged behind a vessel.  Increasingly, offshore E&P companies are shifting seismic budgets toward OBS for the simple reason that it’s a much better mousetrap for certain applications, provides for fuller pictures of underground formations, and, quicker paybacks when compared to conventional seismic shoots.  Magseis’ technological leadership combined with Fairfield’s industry-leading sales team and customer relationships should fit together nicely to secure a near-monopoly position for some time.  Considering the strong cash flow coming from the company’s $355 million backlog, and 2019 shaping up to be a year of tight OBS node supply, we view the company’s estimated 3.25x earnings before interest, taxes, depreciation, and amortization (“EBITDA”) 2019 multiple as being punitively low, even in a lower oil price environment.

Codere SA (Off-Exchange and Listed Shares).  Codere SA is a €795 million ($910 million) market cap gaming company headquartered in Spain with operations in Europe and Latin America.  The company was founded in 1980 by the Martinez Sampedro family and primarily operates gaming machines, bingo halls, casinos, racetracks and sports betting locations in Spain, Italy, and throughout Latin America.  At just under 5x EBITDA, the company is the cheapest gaming business of significant scale globally.

Since emerging from a reorganization in April 2016, the founding family/management refinanced the existing debt and acquired minority stakes that Codere did not own to further clean up the structure, and improve the liquidity position, of the company.  In January 2018, the Board decided to replace Jose Antonio Martinez Sampedro (the founder) with a new CEO, Vicente di Loreto, a seasoned industry veteran who previously was the head of Codere Latin America.  While we hold the Martinez Sampedro family in high regard and applaud their efforts to turn around the company, we believe this management shift is a difficult, but necessary, change in order to transition the company from a post reorganization phase to a turnaround and strategic growth phase.  The founding family continues to retain a meaningful 20% stake in the company.

The share price performance of the listed shares has been disappointing this past year.  We largely attribute this to Board-related battles and limited free float as the bulk of the equity only trades in an off-exchange or “gray” market.  Trading in this market is subject to an existing Shareholder Agreement between the founders and a number of strategic (vulture) investors that took a control block during the reorganization of the company (which wiped out 98% of the existing equity back in 2016 as the creditors took control of the company).  We expect another round of changes at the management level and ultimately a harmonization of the gray market and listed shares that should contribute to a substantial revaluation of the stock price.

Since becoming the CEO in January 2018, Vicente di Loreto has been getting acclimated to his new position and has limited his engagement with shareholders and investors.  In a short period of time, new management has identified and realized approximately €30 million ($34 million) of run-rate cost savings.  However, currency headwinds in Argentina, which accounts for over 30% of EBITDA, as well as investor risk aversion to Latin America, have been pressuring the share price.  We continue to maintain high conviction in our investment in Codere and opportunistically added to our position during the year.

NN Group (NN NA).  NN Group (“NN”) is a €11.7 billion ($13.4 billion) market cap life and non-life insurance company based in the Netherlands.  It is the leading Dutch insurer in the Netherlands and has market leading positions in select European markets (e.g., Poland, Hungary, Romania and Turkey).  NN also has an asset management business and a corporate-owned life insurance book in Japan that is currently in runoff mode.

We have been involved in this company since the initial public offering (“IPO”) in July 2014 when it spun out of its former parent company, ING Groep NV.  As part of its restructuring plan, ING was forced to sell NN as partial repayment for its bailout by the Dutch government.  Given our existing investment in ING at the time, we were able to quickly assess the investment opportunity in NN including the potential negative implications surrounding its unit-linked policies, which we believe caused the IPO to be mispriced.

There have been many milestones achieved since initiating our position.  NN’s book value from its ongoing business and net operating return on equity (“ROE”) have grown substantially.  Management has successfully achieved a €200 million ($229 million) cost savings a year ahead of schedule that was announced at the IPO.  Subsequently, the company completed an additional €120 million ($137 million) cost savings initiative, which was completed ahead of schedule.  In mid-2017, NN acquired its next largest competitor, Delta Lloyd which was transformative in nature.  The integration and cost synergies are well under way having achieved about 70% of the €400 million ($458 million) in synergies and appear on track to complete the initiative ahead of the 2020 target.

While the stock has performed well since the IPO, we believe the recent drawdown presents a great opportunity to add to this position.  NN continues to generate strong cash flows with cash at the holding company level having grown to approximately €1.5 billion ($1.7 billion). We believe that management will continue to aggressively cut costs, fully integrate Delta Lloyd and repurchase additional shares.  Bottom line: NN continues to be one of the cheapest insurers in Europe with an excellent management team in place with a focus on significantly increasing shareholder value.

Aurelius AG (AR4 GY).  Aurelius is a €980 million ($1.1 billion) market cap, Germany-based private equity firm that seeks to buy non-core, non-performing orphaned assets often from large conglomerates and works on turning the companies around and then selling them.  The company will only acquire businesses when the problems are the kind they have the expertise to solve.  They do not typically pay much, if anything, for these assets and even sometimes get paid to acquire assets.  We believe that Aurelius’ founder and CEO, Dirk Markus, is a proven value creator, who will continue to selectively take advantage of the special situation opportunities arising from the high level of restructuring activity in Europe as well as opportunities that  Brexit may present.  Of note, Aurelius does not take in any outside capital. They fund deals with their own balance sheet, which is currently well capitalized with €291 million ($333 million) of net cash as dry powder for new acquisitions.

In spite of 2018 being an eventful year for Aurelius, which included 10 new acquisitions (of which seven were bolt-on transactions to the existing portfolio companies) and a strong and improving operational performance in the portfolio, the stock has underperformed during the latter half of the year.  We believe this apparently unwarranted reaction can be attributed primarily to two factors.  First, investors have been myopically focused on asset dispositions.  As with private equity type investors, there is a period for investing and there is a period for harvesting.  During 2017 and the first half of 2018, there were several successful exits. For example, in 2017 Aurelius sold its portfolio company, SECOP for 11 times its invested capital over seven years, which was the largest investment exit in Aurelius’ history.  Management has been consistently focused on shareholder value and has paid significant dividends of €4.00 ($4.58) per share in 2017 and €5.00 ($5.72) per share in 1H 2018.  With limited visibility for potential near term exits in the pipeline, we believe that investors have dismissed this stock during Aurelius’ “investing” phase of the cycle.  Second, the various macroeconomics concerns outlined earlier (Brexit, trade war, political situation in Italy, etc.) have weighed down the share price.  We believe these risks should not present any serious issues for Aurelius or the underlying companies in its portfolio.  Notably, Aurelius acquired Office Depot Europe in late 2016 for what we believe to be a de minimis amount.  We believe this investment, which is the biggest transaction in Aurelius’ history, is currently not captured appropriately in its net asset value.  We believe management is on track to successfully restructure the business to achieve 2-4% margins on revenues of €2 billion ($2.3 billion).  Assuming a modest multiple, the imputed value for Office Depot Europe could be substantial, ranging from €200 ($229 million) to €400mm ($458 million) in enterprise value.

We have taken advantage of the weak periods this past year to opportunistically add to our position. The company has been doing the same, as they have completed a number of stock buyback programs in 2018.

S&T AG (SANT GY).  Evermore first invested in shares of S&T, an Austria-based information technology company, late in 2017 when the company required funding to complete the buyout of acquisition target, Kontron.  S&T’s CEO, Hannes Niederhauser, is an engineer by training, but has demonstrated a knack for buying mismanaged assets on the cheap, and successfully turning around these businesses. In Kontron, not only was S&T buying an ailing hardware business that would fit in well with S&T’s existing software overlays, but Niederhauser was getting back a business he had actually once owned and run (prior to his sale to private equity, which ran the business poorly).  Trading at a significant discount to peers in the embedded computing space, we believe S&T is poised to benefit dramatically from the Industrial IoT (IIoT) revolution, that is, selling systems and associated software to allow its enterprise customers to save money and find new revenue streams.  While recent volatility in the company’s share price is likely related to the general weakness in “tech” amid a well-documented Chinese inventory correction, we believe this pessimism is misplaced.  In fact, the company has recently stated that it sees no slowdown nor reduction in customer order rates and introduced encouraging 2019 financial guidance.  This muted level of cyclicality is not surprising given S&T’s IIoT systems offer very compelling paybacks to customers— investments that, in our opinion, make sense in both good and bad times.  Furthermore, we believe Foxconn, the company’s primary shareholder (~26%) will serve to help lower S&T’s manufacturing costs, help grow Asian revenues, and may one day seek to acquire the entire company.

U.S. Investment Highlights

KKR (KKR).  KKR is a U.S.-based $18 billion market cap private equity and investment company. It is a leading alternative asset manager with total assets under management of about $190 billion.  The company traces its roots back to 1976 when founding partners, Henry Kravis, George Roberts, and Jerome Kohlberg, launched their first private equity fund with $120,000 in capital.  While the KKR brand is well known on Wall Street as a private equity shop, in fact, the firm manages substantial other assets in real estate, infrastructure, private credit, and hedge funds, among other asset classes.

In particular, we are attracted to KKR because of its sizable balance sheet and management’s approach to capital allocation.  KKR has about $11 per share in net cash and investments on their balance sheet, representing more than 50% of the firm’s market capitalization.  Additionally, management pays only a modest dividend, electing to recycle the vast majority of earnings back into the business, including investing in KKR investments and seeding new businesses.  We believe this strategy is much different than their U.S. counterparts, which pay the majority of their earnings out in distributions. Such a structure allows KKR to fund their own investments, without being beholden to the credit markets to secure financing.  This will prove to be extremely important in the years ahead as the cost of capital increases with higher interest rates.

Recently, the company converted from a partnership to a C-corp.  We believe this change in corporate structure will open the shares to a multitude of new investors. As a publicly traded partnership, KKR was an off-limits investment for many active investment managers and indexes as the firm issued Form K-1s to investors.  As shareholders, our interests are clearly aligned with KKR management, since employees (including Kravis and Roberts) control about 40% of the company’s shares outstanding.  Additionally, a further ~$2.2 billion is invested or committed in KKR private equity funds by individual KKR employees. Clearly, this is a firm that eats its own cooking.  On a simple sum-of-the-parts basis, whereby we value the balance sheet, fee generating income, and performance income separately, we believe the stock is significantly undervalued.

DowDuPont Inc. (DWDP). DowDuPont was created in September 2017 as the first step in a process of “merge to break up”.  In step one, Dow Chemical and DuPont combined to create powerhouse verticals in specialty chemicals, agriculture chemicals and commodity chemicals businesses.  Now that the various verticals have been combined, in step two, they will be peeled off and distributed to shareholders, which will create three dominant and independent companies that are national champions in their respective industries.  We believe there is an enormous amount of shareholder value that will be created throughout this process.  The architect and overseer of this compelling transformation is Ed Breen, an executive whose experience in large scale break-ups provides a textbook fit for his current role as CEO. DWDP represents a highly compelling and timely investment given a series of well-defined catalysts over the next 12 to 24 months. Such catalysts include spin-offs, asset sales and a massive operational restructuring.  With recent investor day events and the Securities and Exchange Commission (the “SEC”) filings over the last few months, we expect investor complacency towards DWDP shares to abate, and the market to begin focusing its attention on valuing each of the three spin-off companies more in-line with their respective comparison companies. Moreover, given a materially under-levered balance sheet and the potential of further spin-offs from new DuPont (DD), which is an amalgamation of four unassociated businesses, we believe there will be plenty of value creating levers for the new management teams to pull once each spun off company begins operating on its own.

Asian Investment Highlights

MagnaChip (MX). South Korea-based MagnaChip trades on the NYSE.  Evermore continues to believe shares in MagnaChip are materially undervalued.  Despite recently reporting record financial and operational performance in its Power and organic, light emitting diode (“OLED”) business units (which has been the trend over several quarters), the market has instead chosen to focus squarely on its Foundry Services business segment, which has been negatively impacted by industry-wide weakness of late.  However, with a market capitalization of just $235 million and trading at just 4.75x trailing EBITDA, the market appears to be underestimating the company’s leadership position within the growing OLED panel display driver market, as well as its strong Power Component business.  We have long said that, when valuing companies with many business units, capital markets often make the mistake of ascribing the multiple appropriate for the company’s worst segment to the entire enterprise.  This can be frustrating in cases where this dynamic persists for extended periods.  However, in the case of MagnaChip, we believe the company will ultimately seek to sell its foundry business, which would serve to both improve the company’s balance sheet and hopefully allow shares to re-rate to a more appropriate multiple.

Closing Thoughts

Despite being a frustrating year, 2018 did provide opportunities.  Of course, it is always disappointing to go through a drawdown period like the one in the fourth quarter. But at the same time, when we see these companies that are cheap, have real strategic change underway with catalysts for value creation, we do get excited about buying in the midst of the carnage.  We continue to believe in the quality of the assets, the valuations and the potential for the unlocking of value across the portfolio. In fact, I will go one step further.  Our cautiously optimistic view is that our current portfolio is just about as cheap a portfolio of special situation investments as we have had since we started investing in early 2010.

The headlines are scary.  Should a coordinated and significant global slowdown take hold, we understand that many of our holdings will not be spared from impact.  But that does not mean we will be scared into panic selling.  Instead, we will assess the impacts a real slowdown, or other specific risks, may have on our investments, and whether associated price declines are warranted.  In our experience, they often are not. Whether significant drawdowns are driven by forced selling as passive strategies see outflows, hedge funds forced to sell into redemptions, or something else, we don’t know.  But we do know that buying dollars (with catalysts!) for 60 cents can work.

In times like these, it’s easy for money managers to embrace defeatist attitudes.  However, we believe that the unique culture we’ve built at Evermore, hard work (with more than a bit of levity) and an unwavering and consistent investment process that does not fall victim to the whims of the markets,  has been an asset to the firm and our investors.  Everyone on the investment team has been through market cycles in their careers, and we remain upbeat and confident in our process and portfolio.

Thank you for your continued support and confidence.

Wishing you a healthy, happy and extremely prosperous New Year!

Sincerely,

David E. Marcus
Portfolio Manager

Management’s Discussion of Fund Performance

In 2018, the Fund suffered its worst year of performance since its inception in 2010.  Almost all of the negative performance can be attributed to the 4th quarter when global markets saw significant volatility and broad declines in stock prices.  For the year ended December 31, 2018, Institutional Class shares of the Evermore Global Value Fund (the “Fund”) were down 20.92%, while the MSCI All Country World Index ex USA (“MSCI ACWI ex USA”) was down 14.20%, the MSCI All Country World Index (“MSCI ACWI”) was down 9.42% and the HFRX Event Driven Index (“HFRX ED”) was down 11.68%.

Three of the top five contributors to Fund performance in 2018 were European positions; one was a Latin American Position; and one was a U.S. position.  Two of the top five detractors to Fund performance were European positions; two were U.S. positions; and one was an Asian position.  The Fund’s forward foreign currency contract positions contributed to Fund performance in 2018.  The largest contributors (aside from forward contract positions) and detractors to Fund performance for the year were:

Top Contributors	Top Detractors

Salmones Camanchaca (Chile)	Enzo Biochem Inc. (U.S.)

Atlantic Sapphire (U.S.)	Navios Maritime Partners LP (Greece)

Star Bulk Carriers Corp. (Norway)	ICE Group AS (Norway)

Fagron (Belgium)	Kraton Corp. (U.S.)

Frontline Ltd. (Norway)	MagnaChip Semiconductor
Corp. (South Korea)

Salmones Camanchaca S.A. (SALMON NO) is a Norwegian Krone (“NOK”) 5.9 billion ($700 million) Chilean farmer and distributor of salmon and trout.  Shares were up 95.2% for the year since their listing in February 2018, which made our investment the largest contributor to Fund performance for the year.  Shares trade on the Oslo Børs (with a dual-listing in Santiago), and Camanchaca remains controlled and majority-owned by the founding Fernández and Cifuentes families. The Fund participated meaningfully in Camanchaca’s IPO, acquiring more than 5% of the company’s shares.  Price was not the foremost consideration of the company’s board; instead it sought long-term oriented shareholder partners with substantial prior experience investing in aquaculture.

Shares priced at a substantial discount to Norwegian peers, despite a superior growth profile as the company continues to reclaim farming sites it had previously rented to third parties.  We believe there are two primary reasons for this discount.  First, given this was the first Chilean salmon farmer to list its shares on the Oslo Børs, we believe the Nordic bankers handling the deal may have been motivated to underprice the deal to ensure strong price appreciation out of the gate.  This might entice other Chilean farmers to list in Norway, generating healthy fees for these banks.  Second, the largely Norwegian investor base in salmon companies have had a long-ingrained skepticism of the Chilean salmon farming industry’s ability to maintain rational production volumes in good times (and not over produce).  We believe investors failed to see that a much more stringent Chilean regulatory environment and significant industry consolidation would lead to limited supply growth, more rational players, and good fish biology.

In spite of its solid performance, the stock continues to trade at a significant discount to peers. Strong management, a long term, stable main shareholder and opportunities to reinvest in a variety of operational efficiency measures, as well as capacity additions, causes us to believe that Camanchaca is well-positioned to reward investors for years to come.

Atlantic Sapphire (ASAME NO), a NOK 4.4 billion ($500 million) market capitalization land-based Atlantic salmon farmer, headquartered in Norway, but with its primary assets in Denmark and the U.S., was the second largest contributor to Fund performance in 2018.  It continues to be a compelling value at current prices. We meaningfully participated in Atlantic Sapphire’s equity raise in April 2018 and the stock was up about 69% since our initial investment.  This investment follows other successful investments we have made across the salmon sector, including Marine Harvest, Grieg Seafood, and Salmones Camanchaca, through which we have grown increasingly confident that the industry faces long-term structural supply deficits.

Atlantic Sapphire’s offering raised approximately $70 million, which has been earmarked to complete the Phase 1 build-out (approximately 10,000 tons of capacity) of the company’s Homestead, Florida land-based aquaculture facility. Importantly, the company believes that between internally-generated cash flow and borrowings, it will be able to reach Phase 3 (approximately 90,000 tons of capacity) without any additional share offerings.  Whereas traditional Atlantic salmon farmers utilize net pens along coastal waters for the “grow out” phase of their fish, land-based farmers employ large on-shore tanks that feature recirculating, filtered, and temperature-controlled sea water. This level of control ideally achieves increased yields, reduced costs, and higher realized prices. This stems from: (1) circumventing expensive-to-fight biological risks, including sea lice, algae blooms, Salmon Rickettsial Syndrome (SRS), and unfavorable temperatures inherent during the traditional sea-based grow out phase; (2) producing salmon near demand, thereby lowering transportation costs; and (3) marketing a locally-farmed, fresh and antibiotic-free product that may command a market premium. While there are a few land-based farmers making headlines, we believe Atlantic Sapphire is years ahead based on its techniques, technologies, and experience.  Even if others find success, we believe land-based salmon farming will not become a winner-takes-all market and thus envision this being a long-term Fund investment.

After more than a year following the company during its Over the Counter (“OTC”) listing, facility visits, and extensive meetings with the executive and operations teams, our confidence in the success of Atlantic Sapphire has continued to grow.  As the company makes progress according to its plan, we believe it will be on a path to generate more than $500 million in annual EBITDA as they conclude Phase 3 (5-6 years out) from its current Danish and U.S. asset base alone.  Should this come to fruition, the company’s shares could trade at multiples of the current price.  Based on the more conservative initial phase of expected production, the company is trading at a mid-single digit multiple of EBITDA.

While far from being fairly-valued, the company’s share price has recently begun to incorporate some of the significant progress the company has made toward its commercialization milestones.

The largest detractor to performance for the year was Enzo Biochem (ENZ), a U.S.-based clinical labs business. It has been on both our biggest contributor and biggest detractor lists at various times over that period – frustrating for sure. The company’s primary assets include its specialized clinical labs business, a robust patent portfolio that has generated substantial cash from various litigation, and the net cash which is over 35% of the market cap. Additionally, the core operating business is rolling out compelling new testing agents that will be licensed to other labs and one of their largest patent cases will go to trial at the beginning of the second quarter of 2019.  We believe that this is an extremely cheap stock on a sum of the parts valuation and we continue to have high conviction in this holding, though we lightened up to take losses on some of our higher cost stock.

Our position in Navios Maritime Partners (NMM) was the second largest detractor to Fund performance as investors were concerned about the shipping sector generally, and Navios specifically.  Navios is led by someone we think is one of the savviest deal makers in the shipping industry, Angeliki Frangou, who we have gotten to know well over the last few years. When distressed sellers materialize, Ms. Frangou wants to take advantage and aggressively bid for ships. However, investors had expected a focus on cash flow generation and dividends.  As bargain hunters ourselves, we believe that we understand Ms. Frangou and her motivation. Ultimately, we believe we will be rewarded for the young fleet of modern ships and the company’s solid management. The stock is one of the cheapest dry bulk shipping businesses in the entire sector.

ICE Group AS (ICE NS) was the third largest detractor from Fund performance in 2018, as shares declined about 47% in the fourth quarter alone.  ICE Group is the third largest telecom operator in Norway with additional business in Sweden. We acquired our stake several years ago in what was a poorly-managed listing on the Norway OTC market to raise capital to fund the acquisition of telecom assets. These assets were part of a forced sale from one of the incumbent operators as demanded by the telecom regulator in Norway.  What started off as an asset purchase that came with a modest telecom business has evolved into a compelling telecom operator.  In Q4 2018 the company spun off to shareholders its international partnerships into a new company called Net1 International Holdings AS (we continue to own this interesting group of telecom interests in Indonesia and other countries in the region).

Operationally, the company continues to track well against its business plan.  For example, in just a few short years, the company has grown to nearly an 8% wireless market share in Norway with very high customer satisfaction rates.  With that said, the company is not yet in a position where its cash flows are sufficient to cover capital spending to support its continued growth.  The company has never made it a secret that it would need to raise a significant amount of equity capital, but unfortunately it picked one of the most volatile markets in recent memory to move toward its IPO on the Oslo Stock Exchange.  After a drawn-out roadshow where new shares were to be offered within a NOK 40 – 58 range (significantly below where the most recent trades in the stock had taken place) in December 2018, the company decided to postpone the offering, citing market conditions.  While we are frustrated with the share price development, we remain steadfast in our belief in the long-term value of the number three player within the Norwegian wireless landscape.

As of December 31, 2018, the Fund’s ten largest issuer positions were as follows:

Top 10 Holdings (36%)

At year-end 2018, the Fund’s cash position included Short-Term Investment – Money Market Fund of 1.2% and Securities Held as Collateral on Loaned Securities of 5.5%.

Opinions expressed are those of Evermore Global Advisors and are subject to change, are not guaranteed and should not be considered investment advice.

Past performance does not guarantee future results.

Earnings growth is not representative of the Fund’s future performance.

While the Fund is no load, management fees and other expenses still apply. Please refer to the prospectus for further details.

Mutual fund investing involves risk. Principal loss is possible. Investments in foreign securities involve greater volatility and political, economic and currency risks and differences in accounting methods.  Investing in smaller companies involves additional risks such as limited liquidity and greater volatility.  The Fund may make short sales of securities, which involve the risk that losses may exceed the original amount invested in the securities. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment in lower-rated, non-rated and distressed securities presents a greater risk of loss to principal and interest than higher-rated securities. Due to the focused portfolio, the fund may have more volatility and more risk than a fund that invests in a greater number of securities. Additional special risks relevant to the fund involve derivatives and hedging. Please refer to the prospectus for further details.

Please refer to the Schedules of Investments for complete holdings information. Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

The MSCI All-Country World ex-US Index (MSCI AWCI ex USA) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets, excluding the US. The Index consists of 45 developed and emerging market countries. The Index is net of foreign withholding taxes on dividends.

The MSCI All-Country World Index (MSCI AWCI) is an unmanaged index comprised of 48 country indices, including 23 developed and 25 emerging market country indices, and is calculated with dividends reinvested after deduction of holding tax. The index is a trademark of Morgan Stanley Capital International and is not available for direct investment.

Hedge Fund Research, Inc. (HFR) utilizes a UCITSIII compliant methodology to construct the HFRX Hedge Fund Indices. The methodology is based on defined and predetermined rules and objective criteria to select and rebalance components to maximize representation of the Hedge Fund Universe. The HFR Event-Driven (Total) Index is being used under license from Hedge Fund Research, Inc. which does not approve or endorse Fund.

Morningstar World Stock Category – an international fund having more than 20% of stocks invested in the United States.

It is not possible to invest directly in an index.

Past performance does not guarantee future results.

“Cash Flow” measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense on pre-tax income.  “EBIT” is the acronym for earnings before taxes and interest. “EBITDA” is the acronym for earnings before interest, taxes, depreciation and amortization.  “Market Cap” is the market price of an entire company, calculated by multiplying the number of shares outstanding by the price per share. “Net Debt” is a company’s long term debt less its cash and equivalents. “Free cash flow” is earnings before depreciation, amortization, and non-cash charges minus maintenance capital expenditures. “Enterprise Value/EBITDA” is a financial ratio that measures a company’s return on investment and is commonly used to compare companies within an industry.

Must be preceded or accompanied by a prospectus.

The Evermore Global Value Fund is distributed by Quasar Distributors, LLC. Quasar Distributors, LLC is affiliated with U.S. Bancorp Fund Services, LLC and U.S. Bank N.A.

Evermore Global Value Fund

PERFORMANCE INFORMATION (Unaudited)

Value of $10,000 vs. MSCI All-Country World Index ex USA, MSCI
All-Country World Index & HFRX Event Driven Index (Unaudited)

Total Annualized Returns For the Periods Ended December 31, 2018:

				Since	Value of
				Inception	10,000
	1 Year	3 Year	5 Year	(1/1/2010)	(12/31/18)
Investor Class	-21.07%	3.31%	2.08%	3.62%	$13,767
Institutional Class	-20.92%	3.54%	2.32%	3.86%	$14,064
MSCI All-Country
World Index ex USA	-14.20%	4.48%	0.68%	3.27%	$13,362
MSCI All-Country
World Index	-9.42%	6.60%	4.26%	6.97%	$18,339
HFRX Event
Driven Index	-11.68%	1.47%	-1.38%	0.98%	$10,915

This chart illustrates the performance of a hypothetical $10,000 investment made in the Investor Class shares on January 1, 2010, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends for a fund and dividends for an index. Index returns do not reflect the effects of fees and expenses. It is not possible to invest directly in an index.

Evermore Global Value Fund

SECTOR ALLOCATION* as a Percentage of Total Portfolio at December 31, 2018 (Unaudited)

*
Data is expressed as a percentage of total portfolio.  Data expressed excludes collateral on loaned securities, written options and forward foreign currency contracts.  Please refer to the Schedule of Investments, Schedule of Options Written and Schedule of Forward Foreign Currency Contracts for more details on the Fund’s individual holdings.

Evermore Global Value Fund

EXPENSE EXAMPLE for the Six Months Ended December 31, 2018 (Unaudited)

As a shareholder of the Evermore Global Value Fund (the “Fund”), you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including investment advisory fees, distribution fees, and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (7/1/18 – 12/31/18).

Actual Expenses

The first line of the table on the next page provides information about actual account values based on actual returns and actual expenses.  You will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. You will be charged a redemption fee equal to 2% of the net amount of the redemption if you redeem shares less than 90 calendar days after you purchase them. An Individual Retirement Account (“IRA”) will be charged a $15.00 annual maintenance fee. To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund.  Actual expenses of the underlying funds may vary.  These expenses are not included in the example below.  The example below includes, but is not limited to, investment advisory fees, shareholder servicing fees, fund accounting fees, custody fees and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses, and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table on the next page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account value and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are

Evermore Global Value Fund

EXPENSE EXAMPLE for the Six Months Ended December 31, 2018 (Unaudited), Continued

meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees.  Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Year
	7/1/18	12/31/18	7/1/18 – 12/31/18*
Investor Class Actual*	$1,000	$ 793	$6.64
Investor Class Hypothetical
(5% annual return before expenses)	$1,000	$1,018	$7.48

Institutional Class Actual*	$1,000	$ 794	$5.52
Institutional Class Hypothetical
(5% annual return before expenses)	$1,000	$1,019	$6.21

*
Expenses are equal to the Fund’s expense ratios for the most recent six-month period of 1.47% for Investor Class shares and 1.22% for Institutional Class shares multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period).

Evermore Global Value Fund

SCHEDULE OF INVESTMENTS at December 31, 2018

Shares		Value
COMMON STOCKS – 91.7%

Asset Management &
Custody Banks – 4.6%
408,655	AURELIUS Equity
	Opportunities
	SE & Co. KGaA
	(Germany)[2]	$14,851,839
353,600	KKR & Co, Inc. –
	Class A
	(United States)	6,941,168
24,367	Eurazeo SA (France)	1,725,364
		23,518,371
Auto Components – 2.2%
278,400	Gentherm, Inc.
	(United States)[1]	11,130,432

Automobiles – 1.6%
561,600	Fiat Chrysler
	Automobiles NV
	(Netherlands)[1]	8,160,280

Casinos & Gaming – 7.6%
712,121	Universal
	Entertainment
	Corp. (Japan)[2]	20,725,934
2,342,942	Codere SA Restricted
	(Spain) (Acquired
	08/03/2016 through
	01/26/2017, cost
	$18,708,943)[1,2,3,8,9,10]	17,448,783
131,627	Codere SA (Spain)[1]	490,138
		38,664,855
Chemicals – 6.5%
411,000	DowDuPont, Inc.
	(United States)	21,980,280
507,048	Kraton Corp.
	(United States)[1,4]	11,073,928
		33,054,208
Computers & Peripherals – 2.7%
756,910	S&T AG (Austria)	13,710,912

Construction & Engineering – 1.5%
50,133	Ackermans &
	van Haaren NV
	(Belgium)	7,570,583

Consumer Finance – 1.5%
4,490,125	B2Holding ASA
	(Norway)[2]	6,387,387
16,710,000	Emergent Capital,
	Inc. (United
	States)[1,8]	1,169,700
		7,557,087
Diversified Telecommunication
Services – 2.2%
1,752,328	ICE Group AS
	(Norway)[1,3,10]	9,930,501
1,789,828	Net1 International
	Holdings AS
	(Norway)[1,8]	1,035,001
		10,965,502
Energy Equipment & Services – 4.7%
1,559,470	Northern Drilling,
	Ltd. (Norway)[1]	9,162,213
3,409,544	Borr Drilling, Ltd.
	(Norway)[1]	8,438,587
3,610,000	Magseis Fairfield
	ASA (Norway)[1,8]	6,220,899
		23,821,699
Food Products – 7.1%
2,289,833	Atlantic Sapphire
	AS (Norway)[1]	18,273,114
1,874,970	Salmones
	Camanchaca
	SA (Chile)[8]	17,781,477
		36,054,591
Industrial Conglomerates – 8.2%
292,937	EXOR NV
	(Netherlands)	15,862,009
3,670,779	Bollore SA
	(France)[8]	14,720,295
295,952	Lifco AB – B Shares
	(Sweden)	10,935,894
		41,518,198
Insurance – 3.0%
387,891	NN Group NV
	(Netherlands)	15,466,042

The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund

SCHEDULE OF INVESTMENTS at December 31, 2018, Continued

Shares		Value
COMMON STOCKS, Continued

IT Services – 0.3%
93,895	Avaya
	Holdings Corp.
	(United States)[1]	$1,367,111

Life Sciences Tools & Services – 2.0%
3,624,664	Enzo Biochem,
	Inc.(United
	States)[1,5,8]	10,076,566

Marine – 18.5%
3,034,726	Scorpio Bulkers, Inc.
	(Monaco)	16,782,035
9,522,562	Scorpio Tankers, Inc.
	(Monaco)	16,759,709
2,548,545	Frontline, Ltd.
	(Norway)[1,2,4]	14,093,454
434,271	Hapag-Lloyd AG
	(Germany)[2,8]	11,145,488
3,630,224	Navios Maritime
	Containers LP
	(Greece)[1,2,5,8]	10,273,533
1,076,461	Genco Shipping
	& Trading, Ltd.
	(United States)[1]	8,493,277
817,600	Star Bulk Carriers
	Corp.
	(Norway)[1]	7,990,193
7,954,353	Navios Maritime
	Partners LP
	(Greece)[2,8]	6,756,427
880,532	Safe Bulkers, Inc.
	(Greece)[1]	1,567,347
2,148,278	Songa Bulk AS
	(Norway)[5]	74,537
		93,936,000
Media – 5.5%
780,719	Vivendi SA
	(France)[4]	19,035,163
420,565	Altice USA,
	Inc. – Class A
	(United States)[2]	6,947,734
925,451	Altice NV
	(France)[1,2]	1,801,512
		27,784,409
Metals & Mining – 2.4%
1,707,679	Constellium NV –
	Class A
	(Netherlands)[1]	11,936,676

Oil, Gas & Consumable Fuels – 1.9%
681,650	Par Pacific
	Holdings, Inc.
	(United States)[1]	9,665,797

Pharmaceuticals – 3.1%
977,487	Fagron NV
	(Belgium)[8]	15,992,982

Semiconductors & Semiconductor
Equipment – 4.6%
2,436,529	MagnaChip
	Semiconductor
	Corp.
	(South Korea)[1,2,5,8]	15,130,845
437,353	Xperi Corp.
	(United States)[4]	8,042,922
		23,173,767
TOTAL COMMON STOCKS
(Cost $497,503,358)		465,126,068

Principal
Amount
CORPORATE OBLIGATION – 1.8%

Consumer Finance – 1.8%
$11,858,032	Emergent Capital, Inc.
	11.500%, 7/15/2021
	(United States)[8]	8,893,524
TOTAL CORPORATE OBLIGATION
(Cost $11,302,935)		8,893,524

Shares
WARRANTS – 0.0%

Consumer Finance – 0.0%
4,344,786	Emergent Capital, Inc.,
	Expiration:
	July, 2025,
	Exercise Price $0.20
	(United
	States)[1,3,8,10]	103,975
TOTAL WARRANTS
(Cost $0)		103,975

The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund

SCHEDULE OF INVESTMENTS at December 31, 2018, Continued

		Notional
Contracts[6]		Value	Value
CALL OPTIONS PURCHASED – 0.1%
1,000	SPDR Gold Shares, Expiration: January, 2019,
	Strike Price $117.00 (United States)	$12,125,000	$450,000
2,500	Invesco CurrencyShares Japanese Yen Trust,
	Expiration: January, 2019,
	Strike Price $88.00 (United States)	21,777,500	106,250
2,000	iShares MSCI Mexico ETF, Expiration: January, 2019,
	Strike Price $44.00 (United States)	8,236,000	44,000
TOTAL CALL OPTIONS PURCHASED
(Cost $652,128)			600,250

PUT OPTIONS PURCHASED – 0.6%
2,000	Invesco QQQ Trust Series 1, Expiration: February, 2019,
	Strike Price $155.00 (United States)	30,852,000	1,296,000
3,500	SPDR S&P 500 ETF Trust, Expiration: January, 2019,
	Strike Price $235.00 (United States)	87,472,000	490,000
5,000	iShares JP Morgan USD Emerging Markets Bond ETF,
	Expiration: February, 2019,
	Strike Price $103.00 (United States)	51,955,000	387,500
2,000	iShares MSCI EAFE ETF, Expiration: February, 2019,
	Strike Price $59.00 (United States)	11,756,000	299,000
1,000	SPDR S&P 500 ETF Trust, Expiration: February, 2019,
	Strike Price $235.00 (United States)	24,992,000	278,500
2,000	iShares MSCI EAFE ETF, Expiration: March, 2019,
	Strike Price $56.00 (United States)	11,756,000	187,000
2,000	Invesco CurrencyShares Euro Currency Trust,
	Expiration: February, 2019,
	Strike Price $108.00 (United States)	21,896,000	67,000
1,500	iShares JP Morgan USD Emerging Markets Bond ETF,
	Expiration: January, 2019,
	Strike Price $101.00 (United States)	15,586,500	15,000
2,000	Invesco CurrencyShares Euro Currency Trust,
	Expiration: January, 2019,
	Strike Price $107.00 (United States)	21,896,000	13,000
1,000	Invesco CurrencyShares Euro Currency Trust,
	Expiration: January, 2019,
	Strike Price $106.00 (United States)	10,948,000	3,500
TOTAL PUT OPTIONS PURCHASED
(Cost $5,255,510)			3,036,500

The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund

SCHEDULE OF INVESTMENTS at December 31, 2018, Continued

Shares		Value
SHORT-TERM INVESTMENT – 1.2%

Money Market Fund – 1.2%
6,308,407	First American Treasury
	Obligations Fund –
	Class X, 2.32%[7]	$6,308,407
TOTAL SHORT-TERM
INVESTMENT
(Cost $6,308,407)		6,308,407

SECURITIES HELD AS
COLLATERAL ON LOANED
SECURITIES – 5.5%

Money Market Fund – 5.5%
22,411,497	Dreyfus Government
	Cash Management –
	Investor Class,
	2.04%[7]	22,411,497
5,557,625	First American
	Government
	Obligations Fund –
	Class Y, 2.05%[7]	5,557,625
TOTAL SECURITIES HELD
AS COLLATERAL ON
LOANED SECURITIES
(Cost $27,969,122)		27,969,122

TOTAL INVESTMENTS IN
SECURITIES – 100.9%
(Cost $548,991,460)		512,037,846
Liabilities in Excess
of Other Assets – (0.9)%		(4,549,875)
TOTAL NET
ASSETS – 100.0%		$507,487,971

Percentages are stated as a percent of net assets.

[1]	Non-income producing security.
[2]	All or a portion of this security is on loan.
[3]	These securities were fair valued in good faith by the Adviser’s Valuation Committee. The aggregate value of these securities at December 31, 2018 was $27,483,259, which represents 5.4% of net assets.
[4]
All or a portion of this security was segregated as collateral for written options. Written options are collateralized with fully paid securities and cash with a value of $15,427,623 and $8,981,013 respectively at December 31, 2018.

[5]	Affiliated company as defined by the Investment Company Act of 1940. Please refer to Note 6 for further disclosures related to these affiliated securities.
[6]	100 shares per contract.
[7]	Seven-day yield as of December, 31 2018.
[8]	The Advisor has deemed a portion of these securities as illiquid. These securities have a value of $75,474,318, which represents 14.9% of total net assets at December 31, 2018.
[9]	This security is restricted. This security has a value of $17,448,783, which represents 3.4% of total net assets at December 31, 2018.
[10]	Value determined using significant unobservable inputs.
The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).  GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by the Fund’s Administrator, U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services).

The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund

SCHEDULE OF INVESTMENTS at December 31, 2018, Continued

COUNTRY ALLOCATION for Investments in Securities at December 31, 2018

Country	Long Exposure
United States^	28.3%
Norway	16.1%
Netherlands	10.1%
France	7.4%
Monaco	6.6%
Germany	5.1%
Belgium	4.6%
Japan	4.1%
Greece	3.7%
Spain	3.5%
Chile	3.5%
South Korea	3.0%
Austria	2.7%
Sweden	2.2%
Total	100.9%

Percentages are stated as a percent of net assets.
^	United States allocation includes Short-Term Investment-Money Market Fund of 1.2% and Securities Held as Collateral on Loaned Securities of 5.5%.

Evermore Global Value Fund

SCHEDULE OF INVESTMENTS at December 31, 2018, Continued

SCHEDULE OF OPTIONS WRITTEN at December 31, 2018

		Notional
Contracts[1]		Value	Value
CALL OPTIONS WRITTEN – (0.01%)
1,000	SPDR Gold Shares, Expiration: January, 2019,
	Strike Price $123.00 (United States)	$12,125,000	$67,500
1,000	Invesco CurrencyShares Japanese Yen Trust,
	Expiration: January, 2019,
	Strike Price $92.00 (United States)	8,711,000	5,000
2,000	iShares MSCI Mexico ETF,
	Expiration: January, 2019,
	Strike Price $49.00 (United States)	8,236,000	2,000
TOTAL CALL OPTIONS WRITTEN
(Premiums Received $117,768			74,500

PUT OPTIONS WRITTEN – (0.01%)
2,000	Invesco QQQ Trust Series 1,
	Expiration: February, 2019,
	Strike Price $140.00 (United States)	30,852,000	438,000
1,000	Invesco QQQ Trust Series 1,
	Expiration: January, 2019,
	Strike Price $151.00 (United States)	15,426,000	210,000
3,500	SPDR S&P 500 ETF Trust,
	Expiration: January, 2019,
	Strike Price $220.00 (United States)	87,472,000	134,750
1,000	SPDR S&P 500 ETF Trust,
	Expiration: February, 2019,
	Strike Price $220.00 (United States)	24,992,000	104,500
2,000	iShares MSCI EAFE ETF,
	Expiration: February, 2019,
	Strike Price $54.00 (United States)	11,756,000	68,000
2,000	iShares MSCI EAFE ETF,
	Expiration: March, 2019,
	Strike Price $51.00 (United States)	11,756,000	58,000
1,500	iShares JP Morgan USD Emerging Markets Bond ETF,
	Expiration: January, 2019,
	Strike Price $97.00 (United States)	15,586,500	7,500
TOTAL PUT OPTIONS WRITTEN
(Premiums Received $1,995,436)			1,020,750

TOTAL OPTIONS WRITTEN
(Premiums Received $2,113,204)			$1,095,250

[1]	100 shares per contract.

The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund

SCHEDULE OF INVESTMENTS at December 31, 2018, Continued

FORWARD FOREIGN CURRENCY CONTRACTS at December 31, 2018

As of December 31, 2018, the Fund had the following forward foreign currency contracts outstanding:

	Currency to be Received			Currency to be Delivered
			USD			USD	Net
Settle-			Value at			Value at	Unrealized
ment		Curr-	Dec. 31,		Curr-	Dec. 31,	Appreciation
Date	Amount	ency	2018	Amount	ency	2018	(Depreciation)
3/13/19	108,630,124	USD	$108,630,124	918,422,000	NOK	$106,561,633	$2,068,491	(a)
3/13/19	26,817,000	EUR	30,912,861	30,784,133	USD	30,784,133	128,728	(a)
3/13/19	260,000,000	JPY	2,385,934	2,315,846	USD	2,315,846	70,088	(a)
3/13/19	156,113,000	NOK	18,113,303	18,266,184	USD	18,266,184	(152,881)	(a)
3/13/19	10,876,676	USD	10,876,676	97,368,000	SEK	11,049,955	(173,279)	(a)
3/13/19	191,154,671	USD	191,154,671	166,207,000	EUR	191,592,421	(437,750)	(a)
3/13/19	22,484,677	USD	22,484,677	2,513,787,000	JPY	23,068,185	(583,508)	(a)
			$384,558,246			$383,638,357	$919,889

EUR	Euro
JPY	Japanese Yen
NOK	Norwegian Krone
SEK	Swedish Krona
USD	U.S. Dollars
(a)	Counterparty: forward foreign currency contracts outstanding with Bank of New York Mellon.

The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund

STATEMENT OF ASSETS AND LIABILITIES at December 31, 2018

ASSETS
Investments in unaffiliated securities, at value (cost $493,173,653)[1] (Note 2)	$476,482,365
Investments in affiliated securities, at value (cost $55,817,807) (Notes 2 and 6)	35,555,481
Unrealized appreciation on forward foreign currency contracts	2,267,307
Receivables:
Investment securities sold	13,717,724
Fund shares sold	3,038,007
Dividends and interest, net of foreign withholding taxes	766,786
Dividend reclaims	862,064
Due from broker	8,910,713
Securities lending income	101,367
Prepaid expenses	68,916
Total assets	541,770,730

LIABILITIES
Unrealized depreciation on forward foreign currency contracts	1,347,418
Written options, at value (premiums received $2,113,204)	1,095,250
Payables:
Investment securities	281,242
Fund shares redeemed	2,912,576
Collateral for securities out on loan, at value	27,969,122
Investment advisory fees	432,417
Administration fees	57,999
Custody fees	19,000
Distribution fees – Investor Class	14,550
Fund accounting fees	2,101
Transfer agent fees	29,836
Trustee fees	1
Other accrued fees	121,247
Total liabilities	34,282,759
NET ASSETS	$507,487,971

COMPONENTS OF NET ASSETS
Paid-in capital	$533,647,943
Total accumulated loss	(26,159,972)
Net assets	$507,487,971
Investor Class:
Net assets	$63,584,435
Shares issued and outstanding (unlimited number
of shares authorized without par value)	5,436,084
Net asset value	$11.70
Institutional Class:
Net assets	$443,903,536
Shares issued and outstanding (unlimited number
of shares authorized without par value)	37,714,056
Net asset value	$11.77

[1]	The market value of securities out on loan was $26,338,077 as of December 31, 2018.

The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund

STATEMENT OF OPERATIONS for the Year Ended December 31, 2018

INVESTMENT INCOME
Income
Dividends (net of $820,706 foreign withholding taxes)
Unaffiliated securities	$7,139,357
Affiliated issuers	848,400
Interest, unaffiliated securities	1,232,050
Securities lending income	2,521,570
Total investment income	11,741,377

EXPENSES (Note 3)
Investment advisory fees	6,479,619
Administration fees	365,250
Transfer agent fees	238,571
Legal fees	237,714
Distribution fees – Investor Class	201,808
Custody fees	126,174
Registration fees	83,490
Trustee fees	63,504
Audit and tax fees	57,199
Chief Compliance Officer fees	45,028
Shareholder reporting fees	35,914
Miscellaneous fees	35,370
Insurance fees	30,933
Fund accounting fees	12,416
Total expenses	8,012,990
Net investment Income	3,728,387

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FOREIGN CURRENCIES, FORWARD FOREIGN CURRENCY
CONTRACTS & WRITTEN OPTIONS
Net realized gain (loss) on:
Investments in unaffiliated securities	3,609,124
Investments in affiliated securities	(1,899,104)
Foreign currencies	28,095
Forward foreign currency contracts	24,024,267
Written options	5,383,886
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated securities	(149,458,896)
Investments in affiliated securities	(38,245,344)
Foreign currencies	(27,755)
Forward foreign currency contracts	6,135,772
Written options	888,083
Net realized and unrealized gain (loss) on investments, foreign currencies,
forward foreign currency contracts, written options	(149,561,872)
Net decrease in net assets resulting from operations	$(145,833,485)

The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31,	December 31,
	2018	2017*
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income (loss)	$3,728,387	$(293,246)
Net realized gain (loss) on investments, foreign
currency transactions, forward foreign
currency contracts, & written options	31,146,268	(13,310,534)
Change in unrealized appreciation (depreciation) on
investments, foreign currency transactions, forward
foreign currency contracts & written options	(180,708,140)	94,882,619
Net increase (decrease) in net assets
resulting from operations	(145,833,485)	81,278,839

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 5)
Investor Class	(1,213,232)	(1,951,296)
Institutional Class	(10,827,022)	(12,938,439)
Total distributions to shareholders	(12,040,254)	(14,889,735)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from net
change in outstanding shares – Investor Class	5,848,834	6,805,545
Net increase in net assets derived from net
change in outstanding shares – Institutional Class	52,471,448	141,532,692
Total increase in net assets
from capital share transactions	58,320,282	148,338,237
Total increase (decrease) in net assets	(99,553,457)	214,727,341

NET ASSETS
Beginning of year	607,041,428	392,314,087
End of year	$507,487,971	$607,041,428

*
Total distributions to shareholders include net investment income distributions of $162,050 and $1,074,501, and net realized gain distributions of $1,789,246 and $11,863,938 for the Investor Class and Institutional Class respectively. End of year net assets include accumulated undistributed net investment loss of $204,508. Refer to Note 2R for additional information regarding amendments to Regulation S-X by the SEC effective November 5, 2018.

The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund

STATEMENTS OF CHANGES IN NET ASSETS, Continued

Summary of capital share transactions is as follows:

	Year Ended		Year Ended
	December 31, 2018		December 31, 2017
Investor Class	Shares	Value	Shares	Value
Shares sold	1,927,474	$28,351,558	2,639,827	$38,506,284
Shares issued in reinvestment
of distributions	87,770	1,130,481	122,003	1,830,042
Shares redeemed[1]	(1,668,783)	(23,633,205)	(2,339,650)	(33,530,781)
Net increase	346,461	$5,848,834	422,180	$6,805,545

	Year Ended		Year Ended
	December 31, 2018		December 31, 2017
Institutional Class	Shares	Value	Shares	Value
Shares sold	11,578,120	$172,239,782	12,906,570	$190,116,581
Shares issued in reinvestment
of distributions	807,428	10,464,265	835,143	12,627,361
Shares redeemed[2]	(9,554,844)	(130,232,599)	(4,159,843)	(61,211,250)
Net increase	2,830,704	$52,471,448	9,581,870	$141,532,692

[1]	Net of redemption fees of $10,609 and $24,649, respectively.
[2]	Net of redemption fees of $30,513 and $11,944, respectively.

The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout the year

Investor Class*

	Year Ended December 31,
	2018	2017	2016	2015	2014
Net asset value,
beginning of year	$15.08	$13.03	$11.18	$10.52	$11.85

INCOME FROM INVESTMENT OPERATIONS
Net investment
income (loss)**	0.06	(0.04)	0.11	0.04	(0.07)
Net realized and unrealized
gain (loss) on investments	(3.16)	2.48	1.86	0.79	(0.73)
Total from
investment operations	(3.10)	2.44	1.97	0.83	(0.80)

LESS DISTRIBUTIONS
From net investment income	(0.06)	(0.03)	(0.11)	(0.11)	(0.53)
Net realized gains	(0.22)	(0.36)	(0.01)	(0.06)	—
Total distributions	(0.28)	(0.39)	(0.12)	(0.17)	(0.53)
Paid-in capital from
redemption fees	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]
Net asset value, end of year	$11.70	$15.08	$13.03	$11.18	$10.52
Total return	(21.07)%	18.72%	17.68%	7.88%	(6.83)%

SUPPLEMENTAL DATA
Net assets,
end of year (thousands)	$63,584	$76,772	$60,826	$42,624	$33,077
Portfolio turnover rate	29%	26%	59%	57%	42%

The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout the year, Continued

Investor Class*

	Year Ended December 31,
	2018	2017	2016	2015	2014
RATIO OF EXPENSES TO AVERAGE NET ASSETS[2]
Before expenses absorbed or
recouped, including interest
and dividend expense	1.44%	1.50%	1.51%	1.73%	1.60%
Before expenses absorbed or
recouped, excluding interest
and dividend expense	1.44%	1.46%	1.49%	1.55%	1.59%
After expenses absorbed or
recouped, including interest
and dividend expense	1.44%	1.50%	1.51%	1.73%	1.61%
After expenses absorbed or
recouped, excluding interest
and dividend expense	1.44%	1.46%	1.49%	1.55%	1.60%

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS[2]
Before expenses absorbed or
recouped, including interest
and dividend expense	0.35%	(0.29)%	0.95%	0.35%	(0.59)%
After expenses absorbed or
recouped, including interest
and dividend expense	0.35%	(0.29)%	0.95%	0.35%	(0.60)%

Portfolio turnover is calculated for the Fund as a whole.
*	Prior to April 30, 2015, Investor Class shares were known as Class A shares.
**	Calculated using the average shares outstanding method.
[1]	Amount less than $0.01.
[2]	Does not include expenses of the investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout the year, Continued

Institutional Class*

	Year Ended December 31,
	2018	2017	2016	2015	2014
Net asset value,
beginning of year	$15.20	$13.10	$11.24	$10.57	$11.90

INCOME FROM INVESTMENT OPERATIONS
Net investment
income (loss)**	0.09	(0.00)[1]	0.14	0.07	(0.04)
Net realized and unrealized
gain (loss) on investments	(3.30)	2.49	1.87	0.79	(0.69)
Total from
investment operations	(3.21)	2.49	2.01	0.86	(0.73)

LESS DISTRIBUTIONS
From net investment income	0.00 [1]	(0.03)	(0.14)	(0.13)	(0.60)
Net realized gains	(0.22)	(0.36)	(0.01)	(0.06)	—
Total distributions	(0.22)	(0.39)	(0.15)	(0.19)	(0.60)
Paid-in capital from
redemption fees	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]
Net asset value, end of year	$11.77	$15.20	$13.10	$11.24	$10.57
Total return	(20.92)%	19.01%	17.94%	8.18%	(6.58)%

SUPPLEMENTAL DATA
Net assets,
end of year (thousands)	$443,904	$530,269	$331,488	$262,927	$199,968
Portfolio turnover rate	29%	26%	59%	57%	42%

The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout the year, Continued

Institutional Class*

	Year Ended December 31,
	2018	2017	2016	2015	2014
RATIO OF EXPENSES TO AVERAGE NET ASSETS[2]
Before expenses absorbed or
recouped, including interest
and dividend expense	1.19%	1.25%	1.26%	1.48%	1.35%
Before expenses absorbed or
recouped, excluding interest
and dividend expense	1.19%	1.21%	1.24%	1.31%	1.34%
After expenses absorbed or
recouped, including interest
and dividend expense	1.19%	1.25%	1.26%	1.48%	1.36%
After expenses absorbed or
recouped, excluding interest
and dividend expense	1.19%	1.21%	1.24%	1.31%	1.35%

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS[2]
Before expenses absorbed or
recouped, including interest
and dividend expense	0.60%	(0.02)%	1.20%	0.60%	(0.33)%
After expenses absorbed or
recouped, including interest
and dividend expense	0.60%	(0.02)%	1.20%	0.60%	(0.34)%

Portfolio turnover is calculated for the Fund as a whole.
*	Prior to April 30, 2015, Institutional Class shares were known as Class I shares.
**	Calculated using the average shares outstanding method.
[1]	Amount less than $0.01.
[2]	Does not include expenses of the investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS December 31, 2018

NOTE 1 – ORGANIZATION

The Evermore Global Value Fund (the “Fund”) is a series of shares of Evermore Funds Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end diversified management investment company.  The Fund commenced operations on January 1, 2010.  Evermore Global Advisors, LLC (the “Adviser”) serves as the investment adviser to the Fund.

The investment objective of the Fund is to seek capital appreciation by investing in securities from markets around the world, including U.S. markets.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies.”

The Fund offers Investor Class and Institutional Class shares.  Each class of shares has equal rights as to earnings and assets except that each class bears different distribution expenses.  Each class of shares has exclusive voting rights with respect to matters that affect just that class.  Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.  Investor Class shares have no sales charge.  Institutional Class shares have no sales charge and are offered primarily for direct investment by investors such as pension and profit sharing plans, employee benefit trusts, certain financial intermediaries, endowments, foundations and corporations.  For Investor Class and Institutional Class shares, the offering and redemption price per share for the Fund is equal to the Fund’s net asset value per share.  The Fund charges a 2.00% redemption fee on shares (both Investor Class and Institutional Class) held less than 90 days.  Prior to April 30, 2015, Investor Class shares were known as Class A and Institutional Class shares were known as Class I shares.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund.  These policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”).

A.
Investment Valuation and Fair Value Measurement.  All domestic equity securities that are traded on a national securities exchange, except those listed on the National Association of Securities Dealers Automated Quotation System (“NASDAQ”) Global Market® are valued at the last reported sale price on the exchange on which the security is principally traded.  Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price on each

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS December 31, 2018, Continued

business day.  If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and ask prices will be used, except on days when the ask price is more than 10% greater than the bid price. In such instances, the Adviser will price the security based on the fair value determined by the Adviser’s Valuation Committee.  All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter (“OTC”) market.  If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and ask price will be used, except on days when the ask price is more than 10% greater than the bid price. In such instances, the Adviser will price the security based on the fair value determined by the Adviser’s Valuation Committee.

The Fund invests substantially in securities traded on foreign exchanges (see “Foreign Currency Translation” below).  Investments that are primarily traded on foreign exchanges are generally valued in their local currencies as of the close of their primary exchange or market, or if there were no transactions on such day, at the mean between the bid and ask prices, except on days when the ask price is more than 10% greater than the bid price. In such instances, the Adviser will price the security based on the fair value determined by the Adviser’s Valuation Committee.  The local prices are converted to U.S. dollars using the applicable currency exchange rates as of the close of the New York Stock Exchange (“NYSE”).  Exchange rates are provided daily by recognized independent pricing agents.  Foreign currency forward contracts are valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s exchange rate, and the relevant forward rates provided by an independent pricing service.

There may be less publicly available information about a foreign company than about a U.S. company.  Foreign issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to, or as uniform as, those of U.S. issuers.  The number of securities traded, and the frequency of such trading, in non-U.S. securities markets, while growing in volume, is for the most part, substantially less in U.S. markets.  As a result, securities of many foreign issuers may be less liquid and their prices more volatile than securities of comparable U.S. issues.  Transaction costs, the costs associated with buying and selling securities on non-U.S. securities markets may be higher than in the U.S. There is generally less government supervision and regulation of exchanges, brokers and issuers than there is in the U.S. The Fund’s foreign investments may include both voting and non-voting securities, sovereign debt and participations in foreign government deals.  The Fund may have greater difficulty taking appropriate legal action with respect to foreign issuers in U.S. courts.

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS December 31, 2018, Continued

For foreign securities traded on foreign exchanges, the Trust has selected Intercontinental Exchange’s Fair Value Information Services (“FVIS”) to provide pricing data with respect to foreign security holdings held by the Fund.  The use of this third-party pricing service is designed to capture events occurring after a foreign exchange closes that may affect the value of certain holdings of the Fund’s securities traded on those foreign exchanges.  The Fund utilizes a “trigger level”, which is a pre-determined percentage move in a specified index that must occur before foreign securities will be fair value priced using FVIS prices. The Fund utilizes a “confidence interval” when determining the use of the FVIS prices. The confidence interval is a measure of the historical relationship that each foreign exchange traded security has to movements in various indices and the price of the security’s corresponding American Depositary Receipt, if one exists.  FVIS provides the confidence interval for each security for which it provides a price.  If the FVIS provided price falls within the confidence interval, the Fund will value the particular security at that price.  If  the FVIS provided price does not fall within the confidence interval, the particular security will be valued at the preceding closing price on its respective foreign exchange, or if there were no transactions on such day, at the mean between the bid and asked prices. There were no foreign equities fair valued using FVIS as of December 31, 2018.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Advisor’s Valuation Committee.  When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Fund’s Board of Trustees (“Board”).  Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value.  Different funds could reasonably arrive at different values for the same security.  The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. The use of fair value pricing is approved by the Trust’s Board, and is in accordance with the provisions of the 1940 Act.

As described above, the Fund utilizes various methods to measure the fair value of its investments on a recurring basis.  U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods.  The three levels of inputs are:

Level 1 –
Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access. The types of assets generally included in this category are domestic equities listed in active markets and foreign equities listed in active markets that have not been fair valued using FVIS.

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NOTES TO FINANCIAL STATEMENTS December 31, 2018, Continued

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, credit risk, yield curves and similar data. The types of assets generally included in this category are bonds, financial instruments classified as derivatives and foreign equities fair valued using FVIS.

Level 3 –
Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or required significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, default rates and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may also include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

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NOTES TO FINANCIAL STATEMENTS December 31, 2018, Continued

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the level inputs used to value the Fund’s net assets as of December 31, 2018 (see Schedule of Investments for industry breakout):

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$436,711,783	$1,035,001	$27,379,284	$465,126,068
Corporate Obligations	—	8,893,524	—	8,893,524
Warrants	—	—	103,975	103,975
Call Options Purchased	—	600,250	—	600,250
Put Options Purchased	—	3,036,500	—	3,036,500
Short-Term Investments	6,308,407	—	—	6,308,407
Investments Purchased
With Proceeds From
Securities Lending
Collateral	27,969,122	—	—	27,969,122
Total Investments
in Securities	470,989,312	13,565,275	27,483,259	512,037,846
Unrealized appreciation
on Forward
Foreign Currency*	—	2,267,307	—	2,267,307
Total Assets	$470,989,312	$15,832,582	$27,483,259	$514,305,153

Liabilities
Call Options Written*	$—	$74,500	$—	$74,500
Put Options Written*	—	1,020,750	—	1,020,750
Unrealized depreciation
on Forward
Foreign Currency*	—	1,347,418	—	1,347,418
Total Liabilities	$—	$2,442,668	$—	$2,442,668

*	Forward foreign currency contracts are reflected at the unrealized appreciation (depreciation), while options written are reflected at value.

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NOTES TO FINANCIAL STATEMENTS December 31, 2018, Continued

Below is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Common	Corporate
Description	Stocks	Obligations		Warrants
Balance as of January 1, 2018	$21,154,059	$9,358,000		$899,905
Purchases	—	1,943,032		—
Sales proceeds and paydowns	—	—		—
Accreted discounts, net	—	1,903		—
Realized gain (loss)	—	—		—
Change in unrealized
appreciation (depreciation)	(3,705,276)	(2,409,411)		(795,930)
Transfers into/(out of) Level 3	9,930,501 (a)	(8,893,524	)(b)	—
Balance as of December 31, 2018	$27,379,284	$—		$103,975
Change in unrealized
appreciation (depreciation) during
the period for Level 3 investments
held at December 31, 2018.	$(3,705,276)	$—		$(795,930)

(a)	The common stock transferred from Level 2 to Level 3 because of a lack of observable market data, resulting from a decrease in market activity for the security.
(b)	The corporate obligation transferred from Level 3 to Level 2 because observable market data became available for the security.

The Level 3 amounts disclosed in the table above consist of three securities that are fair valued in good faith, using significant unobservable inputs, by the Adviser’s Valuation Committee. The table below includes the quantitative information about Level 3 fair value measurements for these securities:

					Market Value
Investment	Fair	Valuation	Unobservable		Impact if Input
Type	Value	Methodology	Input Type	Inputs	Increases
Common	$17,448,783	Market	EBITDA
Stock		Approach	Multiple	6.9x	Increase

			Discount for
			lack of
			marketability	20.00%	Decrease

Common	9,930,501	Market	Range of
Stock		Approach	Secondary
			Offering -
			Mid Point	49 Nok	Increase

Warrant	103,975	Options	Illiquidity
		pricing model	discount	25.00%	Decrease
			Default rate	15.5%	Decrease

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NOTES TO FINANCIAL STATEMENTS December 31, 2018, Continued

B.
Option Writing.  Writing options may permit the writer to generate additional income in the form of the premium received for writing the option. The writer of an option may have no control over when the underlying reference instruments must be sold (in the case of a call option) or purchased (in the case of a put option) because the writer may be notified of exercise at any time prior to the expiration of the option (for American style options). In general, though, options are infrequently exercised prior to expiration. Whether or not an option expires unexercised, the writer retains the amount of the premium. Writing “covered” call options means that the writer owns the underlying reference instrument that is subject to the call option. Call options may also be written on reference instruments that the writer does not own.

When a Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written.  Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments.  The difference between the premium received and the amount paid for the closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss.  If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss.  If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund.  The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

The total fair value of written options is included within the Schedule of Options Written. At December 31, 2018, the maximum payout for put options written was $197,840,500, with total premiums received of $1,995,436. The maximum payout represents the maximum potential amount of future payments (undiscounted) that the Fund could be required to make as a guarantor for written put options. In certain circumstances, the maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract. The Fund’s maximum payout in the case of written call option contracts cannot be determined.

C.
Financial Derivative Instruments.  The Fund may use derivative instruments for risk management purposes and as part of its investment strategies. Generally, derivatives are financial instruments whose value depends on, or is derived from, the value of one or more underlying assets, reference rates, or indices (a “reference instrument”) and may relate to stocks, bonds, interest rates, currencies, commodities or related indices. Derivative instruments allow the

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NOTES TO FINANCIAL STATEMENTS December 31, 2018, Continued

Fund to gain or reduce exposure to the value of a reference instrument without actually owning or selling the instrument.

Derivative instruments may be used for “hedging,” which means that they may be used when the Adviser seeks to protect the Fund’s investments from a decline in value resulting from changes to interest rates, market prices, currency fluctuations or other market factors. Derivative instruments may also be used for other purposes, including to seek to increase liquidity, provide efficient portfolio management, broaden investment opportunities (including taking short or negative positions), implement a tax or cash management strategy, gain exposure to a particular security or segment of the market, modify the effective duration of the Fund’s portfolio investments and/or enhance total return. However derivative instruments are used, their successful use is not assured and will depend upon, among other factors, the Adviser’s ability to gauge relevant market movements.

During the year ended December 31, 2018, the Fund hedged most of its currency exposure through the use of forward foreign currency contracts. During the year, these forward foreign currency contracts have contributed positively to Fund performance. The Fund also invests a small portion of its assets in options to hedge portfolio tail risk. The Adviser views these as “disability insurance” for times when global markets experience significant volatility. These options positively affected Fund performance during the period.

Statement of Assets and Liabilities

The following table shows the fair value of derivative instruments as of December 31, 2018 and their location on the Fund’s Statement of Assets and Liabilities:

	Asset Derivatives		Liability Derivatives
	Statement of		Statement of
	Assets and		Assets and
Derivative	Liabilities		Liabilities
Instruments	Location	Value	Location	Value
Foreign Exchange	Unrealized		Unrealized
Contracts – Forward	appreciation on		depreciation on
foreign currency contracts	forward foreign		forward foreign
	currency contracts	$2,267,307	currency contracts	$1,347,418
Equity Contracts – Options	Investments in		Written
	unaffiliated		options,
	securities, at value	3,447,000	at value	1,090,250
Foreign Exchange	Investments in		Written
Contracts – Options	unaffiliated		options,
	securities, at value	189,750	at value	5,000
Total		$5,904,057		$2,442,668

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NOTES TO FINANCIAL STATEMENTS December 31, 2018, Continued

Statement of Operations

The following table shows the effect of derivative instruments on the Statement of Operations for the year ended December 31, 2018:

	Amount of Realized Gain (Loss) on
	Derivatives Recognized in Income
	Forward
	Foreign
	Currency	Written	Purchased
	Contracts	Options	Options*	Total
Foreign Exchange Contracts	$24,024,267	$1,144,477	$(8,866)	$25,159,878
Equity Contracts	—	4,239,409	5,507,058	9,746,467
Total	$24,024,267	$5,383,886	$5,498,192	$34,906,345

*	Included in net realized gain on investments in unaffiliated securities as reported on the Statement of Operations.

	Change in Unrealized Appreciation
	or (Depreciation) on
	Derivatives Recognized in Income
	Forward
	Foreign
	Currency	Written	Purchased
	Contracts	Options	Options*	Total
Foreign Exchange Contracts	$6,135,772	$88,470	$(107,560)	$6,116,682
Equity Contracts	—	799,613	(2,188,905)	(1,389,292)
Total	$6,135,772	$888,083	$(2,296,465)	$4,727,390

*	Included in change in net unrealized appreciation (depreciation) on investments in unaffiliated securities as reported on the Statement of Operations.

The average monthly value outstanding of purchased and written options during the year ended December 31, 2018 were as follows:

Purchased Options	$5,756,996
Written Options	$(1,493,709)

The average monthly notional value outstanding of forward foreign currency contracts during the year ended December 31, 2018 was $398,599,200.

D.	Principal Risks from the Investments.

Currency Exchange Rate Risk – Foreign securities may be issued and traded in foreign currencies.  As a result, their values may be affected by changes in exchange rates between foreign currencies and the U.S. dollar, as well as between currencies of countries other than the U.S.  For example, if the value of the U.S. dollar goes up compared to a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars.  The Fund may also employ strategies intended to increase exposure to

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NOTES TO FINANCIAL STATEMENTS December 31, 2018, Continued

certain currencies. Such currency transactions involve additional risks, and the Fund’s strategies, if unsuccessful, may decrease the value of the Fund.

Derivative Investment Risk – Derivatives are subject to a number of risks, such as interest rate risk, market risk, credit risk, and foreign exchange risk.  Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund may lose more money than its initial investment in the derivative.  A small investment in a derivative could have a relatively large positive or negative impact on the performance of the Fund, potentially resulting in losses to Fund shareholders.

Emerging Market Risk – The risks of foreign investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries. Emerging markets are generally smaller, less developed, less liquid, and more volatile than developed markets. For example, political and economic structures in these countries may be less established and may change rapidly.  These countries also are more likely to experience high levels of inflation, deflation or currency devaluation, which can harm their economies and securities markets and increase volatility.  In fact, short-term volatility in these markets and declines of 50% or more are not uncommon.  Restrictions on currency trading that may be imposed by emerging market countries will have an adverse effect on the value of the securities of companies that trade or operate in such countries.

E.
Offsetting Assets and Liabilities. The Fund is subject to various Master Netting Arrangements, which govern the terms of certain transactions with select counterparties. The Master Netting Arrangements allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty. The Master Netting Arrangements also specify collateral posting arrangements at pre-arranged exposure levels. Under the Master Netting Arrangements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Netting Arrangement with a counterparty in a given account exceeds a specified threshold depending on the counterparty and the type of Master Netting Arrangement.

The table below, as of December 31, 2018, discloses both gross information and net information about instruments and transactions eligible for offset in the Statement of Assets and Liabilities and instruments and transactions that are subject to an agreement similar to a master netting agreement, as well as amounts related to collateral held at clearing brokers and counterparties.  For financial reporting purposes, the Fund does not offset derivative assets and liabilities, and any related collateral received or pledged, on the Statements of Assets and Liabilities.

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NOTES TO FINANCIAL STATEMENTS December 31, 2018, Continued

Assets				Gross Amounts not
offset in the Statement
	Gross	Gross	Net	of Assets and Liabilities
	Amounts	Amounts	Amounts
	Presented	Offset	Presented
	in	in the	in the
	Statement	Statement	Statement
Description/	of Assets	of Assets	of Assets
Counter-	&	and	and	Financial	Collateral	Net
party	Liabilities	Liabilities	Liabilities	Instruments	Received	Amount
Securities out
on Loan
Bank of
New York
Mellon	$21,014,509	$—	$21,014,509	$—	$(21,014,509)[1]	$—
U.S. Bank
N.A.	5,323,568	—	5,323,568	—	(5,323,568)[2]	—
Forward Foreign
Currency
Contracts
Bank of
New York
Mellon	2,267,307	—	2,267,307	(1,347,418)	—	919,889
	$28,605,384	$—	$28,605,384	$(1,347,418)	$(26,338,077)	$919,889

Liabilities				Gross Amounts not
offset in the Statement
	Gross		Net	of Assets and Liabilities
	Amounts		Amounts
	Presented		Presented
	in	Financial	in the
	Statement	Instruments	Statement
Description/	of Assets	with	of
Counter-	&	Allowable	Assets and	Financial	Collateral	Net
party	Liabilities	Netting	Liabilities	Instruments	Pledged	Amount
Forward Foreign
Currency
Contracts
Bank of
New York
Mellon	$1,347,418	$—	$1,347,418	$(1,347,418)	$—	$—
Written
Options
Interactive
Brokers	1,095,250	—	1,095,250	—	(1,095,250)[3]	—
	$2,442,668	$—	$2,442,668	$(1,347,418)	$(1,095,250)	$—

[1]	The Fund received cash collateral of $22,411,497, which was subsequently invested in the Dreyfus Government Cash Management – Investor Class as reported in the Schedule of Investments.
[2]	The Fund received cash collateral of $5,557,625, which was subsequently invested in the First American Government Obligations Fund Class Y Shares as reported in the Schedule of Investments.
[3]	Collateral pledged is included in Due from broker on the Statement of Assets and Liabilities.

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NOTES TO FINANCIAL STATEMENTS December 31, 2018, Continued

In some instances, the collateral amounts disclosed in the tables were adjusted due to the requirement to limit the collateral amounts to avoid the effect of overcollateralization.  Actual collateral received/pledged may be more than the amounts disclosed herein.

F.
Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation.  Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.  Such fluctuations are included with the net realized and unrealized gain or loss from investments.

The Fund reports net realized foreign exchange gains or losses that arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.  Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal year end, resulting from changes in exchange rates.

G.
Federal Income Taxes. The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies.  Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare each year as dividends in each calendar year at least 98.0% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

A regulated investment company may elect to treat any portion of its qualified late year losses as arising on the first day of the next taxable year. Qualified late year losses are any ordinary and net capital losses incurred between November 1 and the end of the fiscal year, December 31. For the taxable year ended December 31, 2018, the Fund does not intend to defer any late-year ordinary and capital losses.

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS December 31, 2018, Continued

As of December 31, 2018, the Fund did not have any capital loss carryforwards available for federal income tax purposes. During the tax year ended December 31, 2018, the Fund utilized $10,458,383 of Short Term Capital loss Carryover and $7,447,464 of Long Term Capital Loss Carryover.

Additionally, U.S. generally accepted accounting principles require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. The reclassifications were primarily a result of the utilization of E&P distributed to redeeming shareholders. For the year ended December 31, 2018, the following table shows the reclassifications made:

Total	Paid in
Accumulated Loss	Capital
$(167,888)	$167,888

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as other expense in the Statement of Operations. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for the open tax years (2015-2017), or expected to be taken in the Fund’s 2018 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal, New Jersey State, and Massachusetts State; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Generally, tax authorities can examine all tax returns filed for the last three years.

H.
Forward Foreign Currency Contracts.  The Fund may enter into forward foreign currency contracts as hedges against either specific transactions or fund positions. The aggregate principal amount of the contracts are not recorded because the Fund intends to settle the contracts prior to delivery. All commitments are marked-to-market daily at the applicable foreign exchange rate, and any resulting unrealized gains or losses are recorded currently. The Fund realizes gains or losses at the time the forward contracts are extinguished. For federal income tax purposes, the Fund elected capital treatment for all realized and unrealized transactions on forward foreign currency contracts during the year ended December 31, 2018.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of

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NOTES TO FINANCIAL STATEMENTS December 31, 2018, Continued

exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit a potential gain that might result should the value of the currency increase.  These contracts involve market risk in excess of the amount reflected in the Fund’s Statement of Assets and Liabilities.  The face or contract amount in U.S. dollars reflects the total exposure the Fund has in that particular currency contract. In addition, there could be exposure to risks (limited to the amount of unrealized gains) if the counterparties to the contracts are unable to meet the terms of their contracts.

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of counterparties.  Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down by at least the predetermined threshold amount.

I.
Short Sales. The Fund may make short sales of securities, including “short sales against the box.” In a short transaction, a fund sells a security it does not own in anticipation that the market price of that security will decline.  The Fund expects to make short sales (i) as a form of hedging to offset potential declines in long positions in similar securities, (ii) in order to maintain portfolio flexibility and (iii) for profit.

When the Fund makes a short sale, its broker borrows the security to be sold short and the broker-dealer maintains the proceeds of the short sale while the short position is open.  The Fund must keep the proceeds account marked to market and must post additional collateral for its obligation to deliver securities to replace the securities that were borrowed and sold short. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

A Fund’s obligation to replace borrowed securities will be secured by collateral deposited with the broker-dealer or the Fund’s custodian bank, usually cash, U.S. government securities or other high grade liquid securities similar to those borrowed.  The Fund will also be required to segregate similar collateral to the extent, if any (excluding any proceeds of the short sales), necessary so that the value of both collateral deposits in the aggregate is at all times equal to at least 100% of the current market value of the security sold short.

Short sales carry risks of loss if the price of the security sold short increases after the sale.  In this situation, when a Fund replaces the borrowed security by buying the security in the securities market, the Fund may pay more for the

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NOTES TO FINANCIAL STATEMENTS December 31, 2018, Continued

security than it has received from the purchaser in the short sale.  A Fund may, however, profit from a change in the value of the security sold short, if the price decreases. The Fund did not hold any securities sold but not yet purchased as of December 31, 2018.

J.
Security Transactions and Investment Income.  Investment securities transactions are accounted for on the trade date.  Gains and losses realized on sales of securities are determined on a high cost basis.  Discounts/premiums on debt securities purchased are accreted/ amortized over the life of the respective securities using the effective interest method.  Dividend income is recorded on the ex-dividend date.  Interest income is recorded on an accrual basis. Other non-cash dividends are recognized as investment income at the fair value of the property received. Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

K.
Distributions to Shareholders.  Distributions to shareholders from net investment income and net realized gains on securities for the Fund, which are determined in accordance with income tax regulations, are normally declared and paid on an annual basis.  Distributions are recorded on the ex-dividend date.  The Fund may also pay a special distribution at the end of the calendar year to comply with Federal tax requirements.

L.
Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period.  Actual results could differ from those estimates.

M.
Share Valuation. The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent.  The Fund’s shares will not be priced on the days on which the NYSE is closed for trading. As discussed in Note 1, certain shares are subject to a redemption fee if sold before a specified holding period.  Any redemption fees are deducted from the redemption proceeds otherwise payable to the shareholder.  The Fund retains the fee charged as paid-in-capital and such fees become part of the Fund’ daily NAV calculation.

N.
Guarantees and Indemnifications.  In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be

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NOTES TO FINANCIAL STATEMENTS December 31, 2018, Continued

made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

O.
Securities Lending. The Fund is authorized to lend securities it holds to brokers, and other financial organizations. This activity is subject to agreements where The Bank of New York Mellon and U.S. Bank N.A. act as the Fund’s agents. When loaning securities, the Fund retains the benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Pursuant to these agreements, income earned from the securities lending program is paid to the Fund, net of any fees paid to The Bank of New York Mellon and U.S. Bank N.A. and is recognized as “Securities Lending Income, net” on the Statement of Operations.

Lending of the Fund’s securities exposes the Fund to risks such as the following: (i) the borrower may fail to return the loaned securities, (ii) the borrower may not be able to provide additional collateral in instances when the value of the collateral is less than the loaned securities, (iii) the Fund may experience delays in recovery of the loaned securities or delays in access to collateral, or (iv) the Fund may experience losses related to the reinvestment of collateral. To minimize these risks, loans must be continuously secured by collateral consisting of cash or securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities, or an irrevocable standby letter of credit or any combination thereof. The collateral and the securities loaned shall be marked to market daily. Upon the origination of any loan, collateral required by The Bank of New York Mellon shall be equal to 102% of the market value (plus accrued interest) of the securities loaned, if the securities loaned are issued by the U.S. issuers. Such collateral requirement shall be 105% for securities of non-U.S. issuers. Upon the origination of any loan, collateral required by U.S. Bank N.A. shall be equal to 100% of the market value (plus accrued interest) of the securities loaned. The collateral must be received concurrently with delivery of the loaned securities and the collateral must be kept in an account appropriately segregated by the custodian from any assets belonging to the Fund. The value of the collateral requirement is determined based upon the closing price of a borrowed security, with the collateral balance adjusted the following business day. Although there is no specified time limit regarding how long a security may be out on loan, the Fund or the borrower may request that a security on loan be returned at any time. If the Fund requests that a specific security be returned, and the borrower fails to return such security, the Fund will be able to retain the borrower’s collateral. Assets in the collateral account will be invested by The Bank of New York Mellon and U.S. Bank N.A., as directed by the Adviser in short term U.S. government money market instruments that constitute “Eligible Securities” (as defined in Rule 2a-7 under the Investment Company Act). All of

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS December 31, 2018, Continued

the assets that are held by the collateral account will be valued on an amortized cost basis to the extent permitted by applicable Commission or staff releases, rules, letters or orders.

During the year ended December 31, 2018, the Fund had loaned securities that were collateralized by cash.  The cash collateral received was invested in the Dreyfus Government Cash Management – Investor Class and the First American Government Obligations Fund – Y Class Shares and is presented in the Fund’s Schedule of Investments as “Securities Held as Collateral on Loaned Securities.” The securities lending program restricts investments to several prescribed money market funds along with a collateralized separate account investment option.

Secured Borrowings
Securities Lending Transactions
Overnight and Continuous	Money Market Funds*
Evermore Global Value Fund	$27,969,122

*	Proceeds from securities lending (money market collateral).

P.
Restricted and Illiquid Securities. The Fund will not purchase nor otherwise acquire any investment if, as a result, more than 15% of its net assets (taken at current market value) would be invested in securities that are illiquid. Generally speaking, an illiquid security is any asset or investment of which the Fund cannot sell a normal trading unit in the ordinary course of business within seven days at approximately the value at which the Fund has valued the asset or investment, including securities that cannot be sold publicly due to legal or contractual restrictions. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the OTC markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale.

Over the past several years, strong institutional markets have developed for various types of restricted securities, including repurchase agreements, some types of commercial paper, and some corporate bonds and notes (commonly known as “Rule 144A Securities”). Securities freely salable among qualified institutional investors under special rules adopted by the SEC, or otherwise determined to be liquid, may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly, the Board will monitor their liquidity. The Board will review pertinent factors such as trading activity, reliability of price information and trading patterns of comparable securities in determining whether to treat any such security as

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS December 31, 2018, Continued

liquid for purposes of the foregoing 15% test. To the extent the Board treats such securities as liquid, temporary impairments to trading patterns of such securities may adversely affect the Fund’s liquidity. The Fund may, from time to time, participate in private investment vehicles and/or in equity or debt instruments that do not trade publicly and may never trade publicly. These types of investments carry a number of special risks in addition to the normal risks associated with equity and debt investments. In particular, private investments are likely to be illiquid, and it may be difficult or impossible to sell these investments under many conditions. The Fund may from time to time establish one or more wholly-owned special purpose subsidiaries in order to facilitate the Fund’s investment program which may reduce certain of the costs (e.g. tax consequences) to the Fund.

Q.
REIT Distributions. The character of distributions received from real estate investment trusts (“REITs”) held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund’s records in the year in which they are reported by the REITs by adjusting related investment cost basis, capital gains and income, as necessary. There were no REIT distributions for the year ended December 31, 2018.

R.
New Accounting Pronouncement.  ASU No. 2018-13, “Fair Value Measurement (Topic 820), Disclosures Framework – Changes to the Disclosure Requirements for Fair Value Measurement”, was issued in August 2018 and is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years, but entities are permitted to early adopt either the entire standard or only the provisions that eliminate or modify the requirements. As of December 31, 2018, the Fund has chosen to adopt only the provisions that eliminate or modify the requirements.

In October 2018, the U.S. Securities and Exchange Commission adopted amendments to certain disclosure requirements that had become “redundant, duplicative, overlapping, outdated or superseded, in light of the other Commission disclosure requirements, GAAP or changes in the information environment.” The compliance date for the amendments to Regulation S-X is November 5, 2018 (for reporting period end dates of September 30, 2018 or after). Management has evaluated the impact of the amendments and determined the effect of the adoption of the rules will simplify certain disclosure requirements in the current year financial statements.

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS December 31, 2018, Continued

S.
Subsequent Events. In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were available to be issued. The Fund has determined that there were no subsequent events that would be required to be disclosed in the Fund’s financial statements.

NOTE 3 – INVESTMENT ADVISORY FEES, SERVICING FEES, AND OTHER FEES AND EXPENSES

The Adviser provides the Fund with investment management services under an Investment Advisory Agreement (the “Agreement”).  Under the Agreement, the Adviser furnishes all investment advice, office space, certain administrative services, and provides most of the personnel needed by the Fund. As compensation for its services, the Adviser is entitled to a monthly fee at the annual rate of 0.99% based upon the average daily net assets of the Fund.  As compensation for its services, for the year ended December 31, 2018, the Fund incurred $6,479,619 in advisory fees, of which $432,417 was payable to the Adviser at December 31, 2018.

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), an indirect wholly-owned subsidiary of U.S. Bank N.A., serves as the Fund’ administrator (the “Administrator”) and, in that capacity, performs various administrative and accounting services for the Fund.  Fund Services also serves as the Fund’ fund accountant, transfer agent, dividend disbursing agent and registrar.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Fund’s expense accruals.

Quasar Distributors, LLC (the “Distributor”) is the Fund’s distributor. U.S. Bank N.A. (the “Custodian”) serves as the custodian to the Fund.  Both the Distributor and Custodian are affiliates of the Administrator.

At a meeting held on August 22, 2018, the Board approved a line of credit (“LoC”) with U.S. Bank N.A. to be used for temporary or emergency purposes, primarily for financing redemption payments, using the securities in the Fund portfolio as collateral. Borrowing under the LoC is limited to the lesser of 15% of the total market value of the Fund, 33.33% of the Fund’s unencumbered assets, or $30,000,000 for the Fund. The interest rate paid by the Fund on outstanding borrowings is equal to the prime rate which was 5.5% at December 31, 2018. Interest expense incurred for the Fund, if any, is disclosed on the Statement of Operations. No borrowing took place under the LoC during the year ended December 31, 2018.

The Fund has adopted a Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the 1940 Act with respect to Investor Class shares. The Plan provides that the Fund may pay a fee to the Distributor at an annual rate of

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS December 31, 2018, Continued

0.25% of the average daily net assets of Investor Class shares.  No distribution or shareholder servicing fees are paid by Institutional Class shares.  These fees may be used by the Distributor to provide compensation for sales support distribution activities, or shareholder servicing activities.

NOTE 4 – PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2018, the cost of purchases and the proceeds from the sale of securities, excluding short-term investments, were $260,055,931 and $179,375,078, respectively.

There were no purchases or sales of long-term U.S. government securities for the year ended December 31, 2018.

NOTE 5 – DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the year ended December 31, 2018 and for the year ended December 31, 2017 for the Fund were as follows:

	December 31, 2018	December 31, 2017
Distributions paid from:
Ordinary income*	$3,538,530	$11,433,894
Long-term capital gains**	8,501,724	3,455,841
Total distributions	$12,040,254	$14,889,735

*	For federal income tax purposes, distributions of short-term capital gains are treated as ordinary income distributions.
**	The Fund designates this distribution as long-term capital gain dividends pursuant to Internal Revenue Code Section 852(b)(3)(C).

As of December 31, 2018, the components of accumulated losses on a tax basis were as follows:

Total Portfolio
Cost of investments	$550,852,122
Gross tax unrealized appreciation	65,963,212
Gross tax unrealized depreciation	(102,851,049)
Net tax unrealized appreciation	(36,887,837)
Undistributed ordinary income	9,406,090
Undistributed long-term capital gain	1,321,775
Total distributable earnings	10,727,865
Other accumulated losses	—
Total accumulated losses	$(26,159,972)

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS December 31, 2018, Continued

The difference between cost of investments for financial reporting and cost of investments for Federal income tax purposes was due primarily to timing differences in recognizing certain gains and losses on security transactions (e.g., wash sale loss deferrals, passive foreign investment company transactions, and unrealized gains (losses) recognition of derivatives.

NOTE 6 – INVESTMENTS IN AFFILIATES

The Fund owned 5% or more of the voting securities of the following companies during the year ended December 31, 2018. As a result, these companies are deemed to be affiliated companies. The below table represents market value:

	Value
	Jan. 1,			Realized
Issuer	2018	Purchases	Sales	Gain (Loss)
Enzo Biochem, Inc.
(United States)	$31,126,936	$767,264	$1,618,426	$(1,470,795)
MagnaChip Semiconductor
Corp. (South Korea)	26,433,429	2,580,666	4,697,066	(426,464)
Navios Maritime Containers
LP (Greece)	15,383,548	4,846,801	—	—
Songa Bulk AS (Norway)	11,041,499	—	10,166,567	— [1]
	$83,985,412	$8,194,731	$16,482,059	$(1,897,259)

[1]	$1,845 due to currency translation.

	Change in			Share
	Unrealized		Value	Balance
	Appreciation	Dividend	Dec. 31,	Dec. 31,
Issuer	(Depreciation)	Income[2]	2018	2018
Enzo Biochem, Inc.
(United States)	$(18,728,413)	$—	$10,076,566	3,624,664
MagnaChip Semiconductor
Corp. (South Korea)	(8,759,720)	—	15,130,845	2,436,529
Navios Maritime Containers
LP (Greece)	(9,956,816)	164,305	10,273,533	3,630,224
Songa Bulk AS (Norway)	(800,395)	767,211	74,537	2,148,278
	$(38,245,344)	$931,516	$35,555,481

[2]	Dividend income disclosed does not include foreign withholding taxes of $83,116.

Evermore Global Value Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of Evermore Global Value Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Evermore Global Value Fund (the “Fund”) (the sole portfolio constituting Evermore Funds Trust (the “Trust”)), including the schedule of investments, as of December 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (the sole portfolio constituting the Trust) at December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Trust’s auditor since 2009.

Minneapolis, Minnesota
February 27, 2019

Evermore Global Value Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a Board meeting held on November 16, 2018, the Fund’s Board of Trustees (the “Board”), including a majority of the Trustees who are not “interested persons” of the Trust (the “Independent Trustees”), approved the continuance of the Investment Advisory Agreement (the “Advisory Agreement”) with Evermore Global Advisors, LLC (the “Adviser”) for an additional one-year period. The Board considered whether the Advisory Agreement would be in the best interest of the Fund and its shareholders and the overall fairness of the Advisory Agreement. Among other things, the Board reviewed information concerning: (1) the nature, extent and quality of the services provided by the Adviser (2) the Fund’s investment performance; (3) the cost of the services provided and the profits realized by the Adviser from its relationship with the Fund; (4) the extent to which economies of scale, if any, are achieved for the benefit of Fund shareholders; and (5) ancillary benefits and other factors. In their deliberations, the Board did not rank the importance of any particular piece of information or factor considered, and it is presumed that each Trustee attributed different weights to the various factors. The following summary details the materials and factors that the Board considered, and the conclusions they reached, in approving the Advisory Agreement.

The Independent Trustees reviewed and discussed the relevant material regarding the proposed renewal of the Advisory Agreement, including the material prepared by Broadridge, an independent provider of investment company data. The Independent Trustees took into account the material requested in connection with the renewal, as well as material they reviewed and considered over the course of the year and during quarterly Board and committee meetings.  The Independent Trustees concluded that they had confidence in the Adviser and its personnel with respect to the operation of its business and management of the Fund, its commitment to the ongoing operation of the Fund, its financial strength and use of resources in furtherance of the management of the Fund, its capabilities in terms of managing the Fund from an operational, compliance and investment standpoint, including management of service providers. The Board also took into account the Adviser’s compliance policies and procedures and that the Adviser provided non-advisory, administrative services to the Fund under the Advisory Agreement, including among other things providing office facilities, equipment and personnel to coordinate the preparation of annual and semi-annual reports to shareholders, assisting in preparing Fund tax returns, and compliance monitoring.

The Independent Trustees considered the overall nature and quality of services provided by the Adviser to the Fund, including as evidenced by the Fund’s investment performance.  The Independent Trustees concluded that the performance record over time compared to relevant benchmark indices and peer funds and was consistent with the Adviser’s consistent implementation of the stated investment mandate.  The Board determined that the portfolio manager and key personnel are well qualified by education, training and experience to perform the services in an efficient and professional manner.

Evermore Global Value Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

The Independent Trustees were satisfied that the advisory fee was fair when considering the services provided, and in relation to fees charged by peer fund advisers and that the Adviser charged to other clients for similar services.  The Board noted that the Fund’s gross advisory fee and net total expense ratio was within the range of fees for funds in the peer group.  The Independent Trustees appreciated the Adviser’s view that advisory fee breakpoints at higher asset levels were not warranted due to the capacity constraints associated with the Fund’s strategy, and recognized that the profitability levels were only beginning to trend positive. However, the Independent Trustees determined that they would continue to monitor fee levels and profitability going forward, with a view toward evaluating whether economies of scale warranted breakpoints in the future.  The Independent Trustees took into account the fact that the Adviser benefits from the use of soft dollar commissions.

Based upon such information as they considered necessary to the exercise of their reasonable business judgment, the Board, including all of the Independent Trustees, concluded that it was in the best interests of the Fund to continue the Advisory Agreement with the Adviser for an additional one-year period.

Evermore Global Value Fund

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

The Board is responsible for the overall management of the Trust, including general supervision and review of the investment activities of the Fund.  The Board, in turn, elects the officers of the Trust, who are responsible for administering the day-to-day operations of the Trust and its separate series.  The current Trustees and officers of the Trust, their years of birth and positions with the Trust, term of office with the Trust and length of time served, their principal occupations for the past five years and other directorships held are set forth in the following table.  Additional information regarding the Trustees is included in the Fund’s SAI and is available without charge, upon request, by calling 866-EVERMORE or (866) 383-7667.

Number of
Portfolios
		Term of	Principal	in Fund
	Position	Office and	Occupation	Complex	Other
Name, Age	with the	Length of	During	Overseen	Directorships
and Address	Trust	Time Served	Past Five Years	by Trustees	Held
Independent Trustees of the Trust
Eugene W. Bebout III	Trustee	Indefinite	Chief Financial	1	Director and
(born 1959)		Term since	Officer and		Audit
89 Summit Avenue		2009.	Chief Operating		Committee
3rd Floor			Officer, Herbert L.		Member,
Summit, NJ 07901			Jamison & Co. LLC,		Summit
			an Insurance Agent		Educational
			and Broker		Foundation
			(since 2003)		(since 2012);
Director &
Treasurer,
Summit
Lacrosse Club
(2009 – 2015);
Audit
Committee
Chair, Summit
Area YMCA
(2011 – 2015).

Evermore Global Value Fund

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited), Continued

Number of
Portfolios
		Term of	Principal	in Fund
	Position	Office and	Occupation	Complex	Other
Name, Age	with the	Length of	During	Overseen	Directorships
and Address	Trust	Time Served	Past Five Years	by Trustees	Held

Independent Trustees of the Trust

Nathan Gantcher	Chairman	Indefinite	Managing Member,	1	Director, Mack-
(born 1940)	and	Term since	EXOP Capital LLC,		Cali Realty
89 Summit Avenue	Trustee	2011.	an investment firm		Corporation
3rd Floor			(since 2005);		(since 1999);
Summit, NJ 07901			Advisor, Lebenthal		Director, Albert
			Holdings, a wealth		Einstein College
			advisory firm		of Medicine
			(2013 – 2016)		(since 2016);
Former Director,
Cambridge
Capital
Acquisition
Corp. (2013 –
2015); Trustee,
Montefiore
Medical Center
(2012).

Stephen J. Balog	Trustee	Indefinite	Owner, Camrig, LLC,	1	Director of CDx
(born 1955)		Term since	Camrig, LLC, a camera		Diagnostics
89 Summit Avenue		2016	accessory company		(since 2017);
3rd Floor			(since 2013); Owner,		Partner and
Summit, NJ 07901			Rocky Mountain		Director of
			Western, LLC, an online		Incubate LLC;
			Bolo tie retailer		Director of
			(since 2011)		Fizzics Group
Inc.; The
Citizens
Campaign (since
2005); Harding
Township Civic
Association
(since 2008);
St. Joseph’s High
School
Foundation
(since 2008);
Kemmerer
Library Harding
Township (since
2010).

Evermore Global Value Fund

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited), Continued

Number of
Portfolios
		Term of	Principal	in Fund
	Position	Office and	Occupation	Complex	Other
Name, Age	with the	Length of	During	Overseen	Directorships
and Address	Trust	Time Served	Past Five Years	by Trustees	Held
Independent Trustees of the Trust
Julie Keenan	Trustee	Indefinite	Managing Member,	1	Youth
(Born 1962)		Term since	EMB Enterprises,		Development
89 Summit Avenue		2016	LLC, a consulting		Clinic, Newark,
3rd Floor			company (since 2006)		NJ (since 2017);
Summit, NJ 07901					Summit Area
Public
Foundation
(since 2000);
Pratt School of
Engineering
Board of Visitors
(since 2015);
Summit
Educational
Foundation
(2010 – 2015);
Conservation
Resources, Inc.
(2010 – 2014).

Interested Trustee
Eric LeGoff	Chief	Indefinite	President, COO	1	Former Director,
(born 1961)	Executive	Term since	and Director,		FXCM Inc.
89 Summit Ave	Officer	2009	Evermore Global		(2010 – 2017);
3rd Floor	and		Advisors, LLC		Director,
Summit, NJ 07901	Trustee		(since 2009)		Summit Area
Public
Foundation
(since 2016).

Evermore Global Value Fund

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited), Continued

Term of
	Position	Office and
Name, Age	with the	Length of
and Address	Trust	Time Served	Principal Occupation During Past Five Years

Officers of the Trust

Eric LeGoff	Chief	Indefinite	President, COO and Director, Evermore Global
(born 1961)	Executive	Term since	Advisors, LLC (since 2009)
89 Summit Ave	Officer	2009.
3rd Floor
Summit, NJ 07901

David Marcus	President	Indefinite	CEO, Portfolio Manager and Director,
(born 1965)		Term since	Evermore Global Advisors, LLC (since 2009)
89 Summit Ave		2009.
3rd Floor
Summit, NJ 07901

Bartholomew Tesoriero	Chief	Indefinite	CFO, Evermore Global Advisors, LLC (since
(born 1957)	Financial	Term since	2015); Chief Operating Officer of Axiom
89 Summit Ave	Officer;	2015.	International Investors, LLC (2007 – 2015)
3rd Floor	Treasurer
Summit, NJ 07901

Magali Simo	Secretary	Indefinite	Vice President, Investor Services, Evermore
(born 1961)		Term since	Global Advisors, LLC (since 2010)
89 Summit Ave		2009.
3rd Floor
Summit, NJ 07901

Douglas Tyre	Chief	Indefinite	Assistant Compliance Director, Cipperman
(born 1980)	Compliance	Term since	Compliance Services, LLC ( since 2014); Chief
89 Summit Ave	Officer;	2017.	Compliance Officer, Evermore Global Advisors,
3rd Floor	Anti-Money		LLC (since 2017); Client services and operations
Summit, NJ 07901	Laundering		specialist – Senior Associate, Echo Point
	Officer		Investment Management, LLC (2010 – 2014)

Evermore Global Value Fund

ADDITIONAL INFORMATION (Unaudited)

FEDERAL TAX INFORMATION (Unaudited)

For the fiscal year ended December 31, 2018, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the American Taxpayer Relief Act of 2012. The percentage of dividends declared from ordinary income designated as qualified dividend income was 100.00%.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended December 31, 2018 was 9.08%.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(c) for the fiscal year ended December 31, 2018 was 33.19%.

Pursuant to Section 853 of the Internal Revenue Code the Fund designated the following amounts as foreign taxes paid for the year ended December 31, 2018. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.

Foreign Dividend Income	$7,870,436
Foreign Taxes Paid	820,706
Foreign Taxes Paid per share	0.017750
Foreign Tax Credit/Deduction	794,218
Foreign Tax Credit/Deduction per share	0.01775045
Fund shares Outstanding as of December 31, 2018	44,743,558

INFORMATION ABOUT PROXY VOTING (Unaudited)

A description of the policies and procedures that the Fund used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 866-EVERMORE (866) 383-7667.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent period ending June 30 is available without charge, upon request, by calling 866-EVERMORE (866) 383-7667. Furthermore, you can obtain the Form N-PX on the SEC’s website at www.sec.gov.

Evermore Global Value Fund

ADDITIONAL INFORMATION (Unaudited), Continued

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (Unaudited)

The Fund files its complete schedule of portfolio holdings for its first and third quarters with the SEC on Form N-Q. The Fund’s Form N-Q is available without charge, upon request, by calling 866-EVERMORE (866) 383-7667.  Furthermore, you can obtain the Form N-Q on the SEC’s website at www.sec.gov.

INFORMATION ABOUT HOUSEHOLDING (Unaudited)

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and Annual and Semi-Annual Reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 866-EVERMORE (866) 383-7667 to request individual copies of these documents.  Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

Evermore Funds Trust

PRIVACY NOTICE (Unaudited)

FACTS	WHAT DOES EVERMORE FUNDS TRUST DO WITH YOUR PERSONAL INFORMATION?

WHY?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

WHAT?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number
• account balances
• account transactions
• transaction history
• wire transfer instructions
• checking account information
When you are no longer our customer, we continue to share your information as described in this notice.

HOW?
All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Evermore Funds Trust chooses to share; and whether you can limit this sharing.

	Does Evermore	Can you limit
Reasons we can share your personal information.	Funds Trust share?	this sharing?
For our everyday business purposes—	Yes	No
Such as to process your transactions, maintain
your account(s), respond to court orders and
legal investigations, or report to credit bureaus
For our marketing purposes—	No	We don’t share
to offer our products and services to you
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes—	Yes	No
information about your transactions and experiences
For our affiliates’ everyday business purposes—	No	We don’t share
information about your creditworthiness
For affiliates to market to you	No	We don’t share
For non-affiliates to market to you	No	We don’t share

Questions?	Call 866-EVERMORE (866-383-7667) or go to www.evermoreglobal.com

Evermore Funds Trust

PRIVACY NOTICE (Unaudited), Continued

What we do
How does Evermore	To protect your personal information from unauthorized access and
Funds Trust	use, we use security measures that comply with federal law. These
protect my personal	measures include computer safeguards and secured files and
information?	buildings.
How does Evermore	We collect your personal information, for example, when you
Funds Trust collect	• open an account
my personal	• provide account information
information?	• give us your contact information
• make a wire transfer
• tell us where to send the money
We also collect your information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit	Federal law gives you the right to limit only
all sharing?	• sharing for affiliates’ everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• Our affiliates include companies such as Evermore Global Advisors, LLC.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• Evermore Funds Trust doesn’t share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• Evermore Funds Trust doesn’t jointly market.

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Investment Adviser
EVERMORE GLOBAL ADVISORS, LLC
89 Summit Avenue
Summit, NJ 07901

Distributor
QUASAR DISTRIBUTORS, LLC
777 East Wisconsin Avenue
Milwaukee, WI 53202

Custodian
U.S. BANK N.A.
Custody Operations
1555 N. RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Transfer Agent, Fund Accountant and Fund Administrator
U.S. BANCORP FUND SERVICES, LLC,
doing business as U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, WI 53202

Independent Registered Public Accounting Firm
ERNST & YOUNG LLP
220 South Sixth Street
Minneapolis, MN 55402

Legal Counsel
DRINKER BIDDLE & REATH LLP
1 Logan Square, Suite 2000
Philadelphia, PA 19103

	Ticker	Cusip
Evermore Global Value Fund
Investor Class	EVGBX	300397106
Institutional Class	EVGIX	300397122

Evermore Global Advisors, LLC
89 Summit AvenueSummit, NJ 07901
www.EvermoreGlobal.com

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Eugene Bebout is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services and tax services during the past fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for the last fiscal year for audit fees, audit-related fees and tax fees.

	FYE 12/31/2017	FYE 12/31/2018
Audit Fees	$47,400	$58,000
Audit-Related Fees	N/A	N/A
Tax Fees	$9,800	$10,200
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Ernst & Young LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2017	FYE 12/31/2018
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last year.  The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2017	FYE 12/31/2018
Registrant	$9,800	$10,200
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s Chief Executive Officer and Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Evermore Funds Trust

By (Signature and Title)*    /s/Eric LeGoff
Eric LeGoff, Chief Executive Officer

Date    March 11, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/Eric LeGoff
Eric LeGoff, Chief Executive Officer

Date    March 11, 2019

By (Signature and Title)*    /s/Bart Tesoriero
Bart Tesoriero, Chief Financial Officer

Date    March 11, 2019

* Print the name and title of each signing officer under his or her signature.